SEMIANNUAL REPORT April 30, 2002

              Nuveen
Municipal Closed-End
     Exchange-Traded
               Funds

                     PREMIUM INCOME

                     NPI

                     NPM

                     NPT



DEPENDABLE,
TAX-FREE INCOME
BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.


THE NUVEEN
INVESTOR
SEE PAGE 7


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


Dear
  SHAREHOLDER

   Photo of: Timothy R. Schwertfeger

   Timothy R. Schwertfeger
   Chairman of the Board

Sidebar text: "I URGE YOU TO CONSIDER RECEIVING FUTURE FUND REPORTS AND OTHER INFORMATION ELECTRONICALLY ...SEE THE INSIDE FRONT COVER OF THIS REPORT FOR DETAILED INSTRUCTIONS."


I am pleased to report that during the period covered by this report, your Fund continued to meet its primary objective of providing attractive tax-free monthly income, while at the same time offering opportunities to reduce overall portfolio volatility. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and Performance Overview sections of this report. I urge you to take the time to read them.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy - see the inside front cover of this report for detailed instructions.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In uncertain markets like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

June 15, 2002

Nuveen Municipal Closed-End Exchange-Traded Funds
(NPI, NPM, NPT)

Portfolio Manager's
               COMMENTS

Portfolio manager Tom Futrell examines economic and market conditions, key strategies, and the performance of these Nuveen Municipal Closed-End Exchange-Traded Funds. Tom, who joined Nuveen in 1983, has managed NPI since 1988, and NPM and NPT since late 2001.


WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major forces at work during the twelve months ended April 30, 2002, were the general slowdown in economic growth and the Federal Reserve's aggressive easing of short-term interest rates. In addition, the events of September 11, 2001, and the uncertain geopolitical climate that followed also have impacted the economy and the markets.

In the municipal markets, the generally sluggish economic environment of the past twelve months helped many securities perform well. In addition, the trend toward increased issuance remained strong. Looking at the first four months of 2002, new issue supply reached $87 billion, up about 10% over January-April 2001. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income and an alternative to a volatile stock market. Institutional investors, especially traditional purchasers such as property/casualty insurance companies and pension plans, also have been active buyers in the new issue market.

HOW DID THESE NUVEEN FUNDS PERFORM OVER THE PAST TWELVE MONTHS?
For the year ended April 30, 2002, these Nuveen Funds produced total annual returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and relevant Lipper Peer Group2 are also presented.
                                TOTAL RETURN         LEHMAN        LIPPER
            MARKET YIELD              ON NAV  TOTAL RETURN1      AVERAGE2
-------------------------------------------------------------------------
                                      1 YEAR         1 YEAR        1 YEAR
                       TAXABLE-        ENDED          ENDED         ENDED
       4/30/02      EQUIVALENT3      4/30/02        4/30/02       4/30/02
-------------------------------------------------------------------------
NPI      6.45%            9.21%        7.31%          7.00%         8.22%
-------------------------------------------------------------------------
NPM      6.70%            9.57%        7.27%          7.00%         8.22%
-------------------------------------------------------------------------
NPT      6.55%            9.36%        4.29%          7.00%         8.22%
-------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

Over the past twelve months, the Fed's policy to reduce short-term interest rates, combined with generally favorable market conditions, created a positive total return environment for municipal bonds. This participation in the market's gains is reflected, in part, in the total returns on NAV for NPI and NPM listed in the previous table. The performance of these Funds was roughly in line with its peer group and the general market. NPT's relative underperformance over this period was due primarily to the extent and timing of bond calls within its portfolio, as well as to credit issues with a few specific holdings. NPT continues to hold issues from two separate multifamily housing projects, the Keystone at Fall Creek Apartments in Indianapolis, Indiana, and the Trinity project in Oklahoma County, Oklahoma. Both of these projects are now in default and have fallen behind in interest payments. Nuveen is actively pursuing a resolution to these situations that we believe will serve the best interests of shareholders. In the meantime, it is important to note that, overall, NPT's portfolio is in good shape, and the Fund continued to offer shareholders attractive monthly tax-free dividends.


HOW DID THE MARKET ENVIRONMENT AFFECT THESE FUNDS' DIVIDENDS AND SHARE PRICES? With the Fed's policy of interest rate easing over the past year, the dividend-payment capabilities



1 The performance of these Funds is compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 These Funds' total returns are compared with the average annualized return of the 50 funds in the Lipper General Leveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the fund's market yield on the indicated date and a federal income tax rate of 30%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

of all these Funds benefited from the use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. The amount of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred shareholders. For example, low short-term rates can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the year ended April 30, 2002, steady or falling short-term interest rates enabled us to implement a series of dividend increases in all three Funds. In coming months, the lower rates now being offered by municipal securities with shorter maturities could potentially continue to benefit common shareholders of these Funds. However, this benefit could be offset by the effect of bond calls on higher-yielding securities, especially if refundings increase as the result of lower rates. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Nuveen Funds over the next twelve months.

Over the past year, the share prices of these Funds remained relatively stable (see the charts on the individual Performance Overview pages). Each saw their discount (share price below NAV) narrow over the twelve months ended April 30, 2002.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE YEAR ENDED
APRIL 30, 2002?
Two areas of emphasis during this reporting period were enhancing the dividend-paying capabilities of the Funds and improving their call protection. Given the current level of interest rates, our general approach was to hold higher-yielding bonds subject to calls for as long as practical to help support the Funds' dividends, while we looked for attractive replacement opportunities. When investing call proceeds, we focused on essential services (such as water and sewer systems), some selected housing and industrial development issues, and certain general obligations bonds. When we were able to obtain attractive prices, we selectively sold some multi-family housing and tobacco-settlement bonds from all three portfolios.

We also were trying to shorten each of the Funds' duration modestly by buying bonds with about 20 years to maturity. These bonds can provide yields similar to those offered by 30-year bonds, but they have shorter durations4 which make them less sensitive to interest rate changes. While each of the Funds has some current call exposure, particularly NPM, we believe that in each case the call positions are very manageable, and we foresee no problems reinvesting call proceeds.

In view of investor concerns in the current market environment, we made an effort to maintain strong credit quality in each Fund. Each of these Funds had allocations of AAA and AA rated bonds ranging from 76% in NPT to 85% in NPI as of April 30, 2002. Each of these Funds also had a portion of its assets invested in BBB and non-rated bonds, which helped their dividend-paying capabilities.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE NUVEEN FUNDS IN PARTICULAR?
In general, our outlook for the fixed-income markets over the next twelve months remains positive. We believe the U.S. economy is headed for recovery, but one that may take longer and see a slower pace of growth than some are now predicting. We believe inflation and interest rates should remain relatively low over the near term, and we think new municipal issuance should continue to be strong. We anticipate the demand for tax-exempt municipal bonds will remain firm as investors look for ways to rebalance their portfolios and reduce risk.

We plan to remain focused on strategies that add value for our shareholders, provide support for the Funds' dividends, and fully utilize Nuveen's experience and research expertise. As noted, shareholders may see these Funds' durations shorten somewhat as part of the process of reinvesting proceeds from called bonds in bonds with about 20 years to maturity.

Overall, we believe these Funds can continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, and a measure of security in uncertain times. We believe the Funds currently are well diversified and well positioned for the market environment ahead, and we will continue to closely monitor and respond to events as appropriate.

Nuveen Premium Income Municipal Fund, Inc.

Performance
  OVERVIEW As of April 30, 2002


NPI

[PIE CHART]
CREDIT QUALITY

AAA/U.S. GUARANTEED        69%
AA                         16%
A                          11%
BBB                         1%
NR                          2%
OTHER                       1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.04
--------------------------------------------------
Common Share Net Asset Value                $14.82
--------------------------------------------------
Market Yield                                 6.45%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.21%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $945,496
--------------------------------------------------
Average Effective Maturity (Years)           20.27
--------------------------------------------------
Leverage-Adjusted Duration                   10.20
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 7/88)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        11.93%         7.31%
--------------------------------------------------
5-Year                         6.35%         6.13%
--------------------------------------------------
10-Year                        5.17%         6.33%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Tax Obligation/General                         13%
--------------------------------------------------
Housing/Single Family                          12%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------


[BAR CHART]
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/01                       0.0665
6/01                       0.0685
7/01                       0.0685
8/01                       0.0685
9/01                       0.0705
10/01                      0.0705
11/01                      0.0705
12/01                      0.073
1/02                       0.073
2/02                       0.073
3/02                       0.0755
4/02                       0.0755


[LINE CHART]
SHARE PRICE PERFORMANCE
WEEKLY CLOSING PRICE
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
5/1/01                     13.52
                           13.5
                           13.42
                           13.36
                           13.42
                           13.57
                           13.57
                           13.59
                           13.95
                           13.89
                           13.87
                           13.71
                           13.82
                           14.01
                           14.22
                           14.13
                           14.3
                           14.3
                           14.34
                           14.29
                           13.8
                           14.11
                           14.17
                           14.07
                           14.12
                           14.12
                           14.48
                           14.26
                           13.98
                           13.97
                           14.04
                           13.73
                           13.59
                           13.6
                           13.61
                           13.9
                           13.95
                           14.22
                           14.15
                           14.15
                           14.12
                           14.08
                           14.2
                           14.25
                           13.85
                           13.63
                           13.56
                           13.73
                           13.72
                           13.77
                           13.7
4/30/02                    13.87


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2001 of $0.0013 per share.

Nuveen Premium Income Municipal Fund 2, Inc.

Performance
  OVERVIEW As of April 30, 2002


NPM

[PIE CHART]
CREDIT QUALITY

AAA/U.S. GUARANTEED        66%
AA                         13%
A                          17%
BBB                         1%
N/R                         3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.42
--------------------------------------------------
Common Share Net Asset Value                $15.05
--------------------------------------------------
Market Yield                                 6.70%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.57%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $618,612
--------------------------------------------------
Average Effective Maturity (Years)           14.54
--------------------------------------------------
Leverage-Adjusted Duration                    8.99
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 7/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         8.58%         7.27%
--------------------------------------------------
5-Year                         6.37%         6.48%
--------------------------------------------------
Since Inception                6.26%         7.15%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S. Guaranteed                                28%
--------------------------------------------------
Tax Obligation/General                         24%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------
Housing/Single Family                          10%
--------------------------------------------------
Utilities                                       6%
--------------------------------------------------


[BAR CHART]
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/01                       0.073
6/01                       0.075
7/01                       0.075
8/01                       0.075
9/01                       0.0765
10/01                      0.0765
11/01                      0.0765
12/01                      0.078
1/02                       0.078
2/02                       0.078
3/02                       0.0805
4/02                       0.0805

[LINE CHART]
SHARE PRICE PERFORMANCE
WEEKLY CLOSING PRICE
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
5/1/01                     14.3
                           14.29
                           14.12
                           14.12
                           14.26
                           14.36
                           14.23
                           14.48
                           14.51
                           14.57
                           14.38
                           14.38
                           14.59
                           14.59
                           14.87
                           14.78
                           14.76
                           14.88
                           14.86
                           14.89
                           13.75
                           14.62
                           14.86
                           14.46
                           14.5
                           14.65
                           14.68
                           14.88
                           14.51
                           14.4
                           14.46
                           14.14
                           13.84
                           13.75
                           13.89
                           14.07
                           14.38
                           14.4
                           14.32
                           14.65
                           14.73
                           14.7
                           14.67
                           14.72
                           14.42
                           14.12
                           14
                           14.11
                           14.29
                           14.28
                           14.05
4/30/02                    14.23



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains and net ordinary income distribution in December 2001 of $0.0478 per share.

Nuveen Premium Income Municipal Fund 4, Inc.

Performance
  OVERVIEW As of April 30, 2002



NPT

[PIE CHART]
CREDIT QUALITY

AAA/U.S. GUARANTEED        57%
AA                         19%
A                          11%
BBB                         3%
NR                          9%
OTHER                       1%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $13.00
--------------------------------------------------
Common Share Net Asset Value                $13.48
--------------------------------------------------
Market Yield                                 6.55%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.36%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $583,034
--------------------------------------------------
Average Effective Maturity (Years)           17.42
--------------------------------------------------
Leverage-Adjusted Duration                   10.48
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 2/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         6.44%         4.29%
--------------------------------------------------
5-Year                         6.50%         5.31%
--------------------------------------------------
Since Inception                4.77%         5.52%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S. Guaranteed                                16%
--------------------------------------------------
Housing/Multifamily                            14%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Tax Obligation/General                         13%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------


[BAR CHART]
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/01                       0.0665
6/01                       0.0685
7/01                       0.0685
8/01                       0.0685
9/01                       0.07
10/01                      0.07
11/01                      0.07
12/01                      0.071
1/02                       0.071
2/02                       0.071
3/02                       0.071
4/02                       0.071


[LINE CHART]
SHARE PRICE PERFORMANCE
WEEKLY CLOSING PRICE
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

5/1/01                     13.22
                           13.06
                           13.1
                           12.88
                           13.05
                           13.32
                           13.25
                           13.2
                           13.48
                           13.59
                           13.38
                           13.39
                           13.45
                           13.4
                           13.8
                           13.59
                           13.71
                           13.89
                           13.8
                           13.74
                           12.75
                           13.5
                           13.62
                           13.5
                           13.57
                           13.6
                           13.86
                           13.79
                           13.56
                           13.44
                           13.75
                           13.33
                           12.91
                           13.1
                           13.08
                           13.4
                           13.27
                           13.45
                           13.27
                           13.4
                           13.67
                           13.58
                           13.61
                           13.69
                           13.05
                           12.92
                           12.8
                           12.9
                           12.75
                           12.83
                           12.73
4/30/02                    12.87


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

THE NUVEEN
INVESTOR

VI

PHOTO OF: 2 boys walking with baseball mitts and bat.

BOND SURVEILLANCE - A HIGH PRIORITY AT NUVEEN
The Enron scandal has raised numerous questions about the real value of American securities. Investors want to know what safeguards are in place to inspire their trust and ensure their holdings are dependable. The Nuveen Investor recently spoke with David Blair, Assistant Vice President and Senior Analyst at Nuveen, about the research and surveillance processes used for Nuveen funds.

DO NUVEEN'S RESEARCH ANALYSTS EVALUATE BONDS PRIOR TO PURCHASE?
We evaluate factors impacting market sectors, issuers and specific bonds and assign credit ratings to bonds we consider for purchase. We seek to purchase bonds with stable and improving credit characteristics, which have attractive prices and yields relative to other bonds in their sectors.

HOW DO YOU CONDUCT YOUR RESEARCH?
We conduct detailed analyses that often involve site visits and discussions with managers of the projects being financed. Since Nuveen is a major investor with large buying power, issuers and project managers are willing to listen to us and respond to our concerns.

IS THE RESEARCH AND ANALYSIS PROCESS ANY DIFFERENT WHEN CONSIDERING HIGH-YIELD BONDS?
Up to 20 percent of some funds can be invested in below investment grade bonds to help the fund attain a higher yield. This underscores the need for research. If one of our 16 analysts believes a high-yield bond should be purchased, a second analyst reviews the issue as well.

HOW DO YOU MONITOR THE VARIOUS BONDS ONCE THEY'VE BEEN PURCHASED?
We have a proprietary database with information and analysis on the bonds Nuveen holds in its funds. Among other things, we are able to evaluate risk exposure to sectors, issuers and specific bonds on an on-going basis.

HOW DOES THE RESEARCH DEPARTMENT COMMUNICATE THE INFORMATION GATHERED?
We conduct biweekly meetings within the research department and weekly meetings with portfolio managers. We also write-up our findings and distribute them with "buy," "hold" or "sell" recommendations to portfolio managers.

                                                           (continued on page 9)



     Volume ONE 2002
     INSIDE
7    Bond Surveillance -
     A High Priority at Nuveen
8    Is it Time to Rethink
     Your Bond Strategy?
9    Many Investors Continue
     to Find Solutions with Professional Advice
10   Fund Reports
     Available Online
10   ETFConnect:
     The Source for All Exchange-Traded Funds
     (c)2002 Nuveen Investments.
     All rights reserved.


LOGO: NUVEEN INVESTMENTS

VI


IS IT TIME TO RETHINK YOUR BOND STRATEGY?
Significant stock market losses in recent history have sent many investors toward bonds as a way to potentially cut their losses and balance equity-dominated portfolios. While many consider bonds a set-and-forget investment, there are several circumstances that might prompt you to reassess -- and perhaps revamp -- your bond holdings.

TAX BRACKET CHANGES
The Economic Growth and Tax Relief Reconciliation Act of 2001 has dropped tax brackets a percentage point this year, but a higher salary, large bonus, sale of assets or retirement may push you into a higher tax bracket for 2002.

If you are in a higher tax bracket and want to generate an income stream without raising your tax burden, tax-free municipal bonds may be a prudent option. Even if you are in a lower tax bracket, municipal bonds could make sense. The question is whether municipal or taxable bonds will deliver a better taxable yield.

RETIREMENT PLANS CHANGE
Whether you are near retirement or are currently enjoying it, you may want to consider rebalancing your retirement accounts with less stock and more bonds, to potentially reduce risk and try to preserve the assets that you have accumulated. If you are just entering retirement you may want to make tax-free municipal bonds a part of your portfolio to emphasize income generation and protection from taxation.

RISK TOLERANCE CHANGES
The recent market volatility and market downturn may have caused many investors to reevaluate their tolerance for risk. On the other hand, your portfolio might have performed well over the last few years and you may not need to take on extra risk to meet your long-term goals. In either situation you could take a look at your bond portfolio and determine whether you need to make changes to correspond with your tolerance for risk.

PORTFOLIO CHANGES
If you make significant changes to one or more of your investments, you'll want to look at your portfolio as a whole, particularly with regard to overall asset allocation. You may need to do some rebalancing to stay on track with your investment strategy.

Your financial advisor can help. Regardless of how your circumstances change, he or she can provide up-to-date information on the bond market and various funds to help you decide how to maximize your returns consistent with your short- and long-term financial goals.

No investment is risk free and some investments carry more risk than others. It is important to know what the risks are, to evaluate them against any potential rewards, and to determine your tolerance for risk when selecting an investment.


Photo of: bridge to lighthouse

Photo of: 2 toddlers playing

The Nuveen Investor Vol 02.1

LOGO: Nuveen Investments
photo: clouds
photo: woman and girl

VI

MANY INVESTORS CONTINUE TO FIND SOLUTIONS WITH PROFESSIONAL ADVICE
For many investors, current financial markets are confusing and frustrating. According to research conducted for the Forum for Investor Advice*, that's the number one reason many turn to a financial advisor. They want someone to suggest ideas and provide consultation, dialogue and professional advice.

Investors say their advisors are helpful in other key ways, including...

o Saving time. After consultation, investors note that the second most important reason for using an advisor is to have someone else monitor their portfolio, reducing the amount of time they spend on investing.

o Help in sorting through information. Investors in the 21st century have more products from which to choose than in the past. For example, there are approximately 8,000 mutual funds today, up from 3,000 in 1990.

o Assistance in setting financial goals. According to investors who use a financial advisor, they are more likely to have a plan for a specific financial goal than do-it-yourself investors.

o Staying focused. Advisor-assisted investors are more likely than do-it-yourself investors to have developed a comprehensive investment program.

o Peace of mind. Investors say their comfort level in all types of markets is higher when using an advisor for a "second opinion" on an investment decision.

*The survey of 324 investors was conducted in December of 2000 by Market Facts and analyzed by New York based Neuwirth Research. Of the 324, 166 said they had an ongoing relationship with a financial advisor, while 157 described themselves as do-it-yourselfers.


--------------------------------------------------------------------------------
(continued from page 7)

HOW ARE PROBLEM BONDS IDENTIFIED AND HANDLED?
We conduct surveillance on our bonds on a regular basis to ensure, among other things, that deteriorating bonds are identified early. We then discuss any emerging problems and potential courses of action with the portfolio manager.

HOW MANY ISSUES DOES THE RESEARCH DEPARTMENT FOLLOW?
We follow 12 sectors and 1,500 uninsured bonds, worth about $18 billion of Nuveen's $45 billion in total municipal assets. The remaining $27 billion in municipal assets are insured or escrowed (backed by Treasury bonds). For the insured bonds, we monitor closely on a regular basis the insurers guaranteeing the bonds.

WILL RESEARCH AND SURVEILLANCE CHANGE IN LIGHT OF PROBLEMS WITH ENRON
SECURITIES?
Overall, our investment process and surveillance have worked well and been effective. However, we meet as a group on a regular basis and are constantly evaluating ways to improve the process to respond to issues and the market environment.


The Nuveen Investor Vol 02.1

LOGO: Nuveen Investments

VI

LOOK AHEAD...

FUND REPORTS AVAILABLE ONLINE

Nuveen Fund information is now available online. Once you register, you'll receive an e-mail notice with a link to your Fund's reports and other information just as soon as it is ready. Registering takes only a few minutes.

If you receive statements from a brokerage firm or financial advisor, go to WWW.INVESTORDELIVERY.COM. Enter your personal 13-character enrollment number imprinted on the address sheet of this report near your name. From the options on the follow-up page, select the New Enrollment-Create screen. Once there, enter your e-mail address and a personal, four-digit PIN. Hit the Submit button. Confirm the information you entered is correct, then hit Submit again.


[picture of InvestorDelivery.com website]


If you receive statements directly from Nuveen, go to WWW.NUVEEN.COM. Select the Access Your Account tab, then select E-Report Enrollment. Finally, click on the Enrollment Page. Once there, you'll need to provide your social security number and e-mail address. Click on Enroll.


[picture of nuveen.com website]


After registering, you should receive a confirming e-mail within 24 hours. If not, repeat these steps to ensure all information is accurate. You can use this same process if you need to change your registration information or want to cancel Internet viewing. The e-mail address you provide is strictly confidential and will only be used to notify you of shareholder information.


--------------------------------------------------------------------------------
The information in this newsletter should not be construed as specific tax or investment advice. Contact your advisor for information about your particular situation.

--------------------------------------------------------------------------------

ETFCONNECT: THE SOURCE FOR ALL EXCHANGE-TRADED FUNDS
Last fall, Nuveen launched ETFConnect, the industry's first website featuring all-encompassing information on exchanged-traded funds. Whatever you're looking for in the world of Index ETFs or Closed-End Exchange-Traded Funds - prices, NAVs, dividend information, performance histories, new developments - this is the place. Highlights include Quick Facts sheets for more than 500 funds, a multi-fund search capability, website links, a list of fund sponsors, tools for portfolio tracking, and a continually updated education center. Check out WWW.ETFCONNECT.COM.



[picture of etfconnect.com website]

The Nuveen Investor Vol 02.1

Logo: Nuveen Investments

                            Nuveen Premium Income Municipal Fund, Inc. (NPI)

                            Portfolio of
                                    INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.0%

$       9,050   Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds,    6/10 at 102.00         Aa1         $  9,337,881
                 Series 2000, 6.125%, 12/01/16


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 1.1%

       10,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco         6/10 at 100.00         Aa3           10,338,600
                 Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.9%

        8,350   Industrial Development Authority, Pima County, Arizona, Industrial   7/02 at 103.00         AAA            8,758,733
                 Development Lease Obligation Refunding Revenue Bonds
                 (Irvington Project), 1988 Series A, 7.250%, 7/15/10


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.1%

        3,500   Arkansas Development Finance Authority, Drivers License Revenue      6/07 at 100.00         AAA            3,581,725
                 Bonds (Arkansas State Police Headquarters and Wireless Data
                 Equipment), Series 1997, 5.400%, 6/01/18

          580   City of Paragould, Arkansas, Water, Sewer and Electric Revenue      12/10 at 100.00         AAA              601,031
                 Bonds, Series 2000, 5.650%, 12/01/25

        1,000   Community Junior College District, Sebastian County, Arkansas,       4/09 at 100.00         AAA            1,132,110
                 General Obligation Improvement  Bonds, Series 1999,
                 5.950%, 4/01/29 (Pre-refunded to 4/01/09)

        5,245   Board of Trustees of the University of Arkansas, Athletic Facilities 9/09 at 100.00         Aaa            5,249,511
                 Revenue Bonds (Razorback Stadium Project), Series 1999,
                 5.050%, 9/15/20


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 12.2%

       10,250   State of California, General Obligation Veterans Welfare Bonds,     12/08 at 101.00         AAA           10,695,568
                 Series 1997BH, 5.250%, 12/01/12 (Alternative Minimum Tax)

       23,725   State Public Works Board of California, Lease Revenue Refunding      6/03 at 102.00         Aa2           23,981,467
                 Bonds (The Regents of the University of California) (Various
                 University of California Projects), 1993 Series A, 5.500%, 6/01/21

       11,395   State Public Works Board of California, Lease Revenue Bonds            No Opt. Call           A           12,330,188
                 (Department of Corrections) (California State Prison-Madera
                 County (II)), 1993 Series E, 5.500%, 6/01/15

       15,420   Los Angeles Convention and Exhibition Center Authority, California,  8/03 at 102.00         AAA           15,914,057
                 Lease Revenue Bonds, 1993 Refunding Series A, 5.375%, 8/15/18

        1,285   City of Martinez, California, Home Mortgage Revenue Bonds,             No Opt. Call         AAA            1,867,208
                 1983 Issue A, 10.750%, 2/01/16

        4,125   Redevelopment Agency of the City of Moorpark, California,           10/03 at 102.00      N/R***            4,447,864
                 1993 Tax Allocation Bonds (Moorpark Redevelopment Project),
                 6.125%, 10/01/18 (Pre-refunded to 10/01/03)

       20,000   City of Pomona, California, Single Family Mortgage Revenue             No Opt. Call         AAA           25,576,400
                 Refunding Bonds (GNMA and FNMA Mortgage-Backed
                 Securities), Series 1990A, 7.600%, 5/01/23

        3,000   Sacramento Municipal Utility District. California, Electric         11/03 at 102.00         AAA            3,024,480
                 Revenue Refunding Bonds, 1993 Series D, 5.250%, 11/15/20

                San Bernardino Joint Powers Financing Authority, California,
                Tax Allocation Refunding Bonds, Series 1995A:
        6,675    5.750%, 10/01/15                                                   10/05 at 102.00         AAA            7,218,145
       10,000    5.750%, 10/01/25                                                   10/05 at 102.00         AAA           10,591,300


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.7%

        2,350   Colorado Housing and Finance Authority, Senior Single Family         4/10 at 105.00          AA            2,614,399
                 Program Bonds, 2000 Series B-2, 7.250%, 10/01/31
                 (Alternative Minimum Tax)

        3,725   Colorado Housing and Finance Authority, Senior Single Family         5/07 at 105.00         Aa2            3,879,141
                 Program Bonds, 1997 Series B-2, 7.000%, 5/01/26 (Alternative
                 Minimum Tax)

        2,465   Colorado Housing and Finance Authority, Senior Single Family        11/07 at 105.00         Aa2            2,557,659
                 Program Bonds, 1997 Series C-2, 6.875%, 11/01/28 (Alternative
                 Minimum Tax)



11

                            Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                                   Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COLORADO (continued)

$       9,450   City and County of Denver, Colorado, Airport System Revenue Bonds,     No Opt. Call           A         $ 11,358,617
                 Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
          715    7.250%, 11/15/23 (Alternative Minimum Tax)                         11/02 at 102.00         Aaa              749,563
                 (Pre-refunded to 11/15/02)
        2,785    7.250%, 11/15/23 (Alternative Minimum Tax)                         11/02 at 102.00           A            2,896,929

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992C:
        1,830    6.750%, 11/15/22 (Alternative Minimum Tax)                         11/02 at 102.00         Aaa            1,913,668
                 (Pre-refunded to 11/15/02)
        6,870    6.750%, 11/15/22 (Alternative Minimum Tax)                         11/02 at 102.00           A            7,127,762

       19,810   City and County of Denver, Colorado, Excise Tax Revenue Bonds        3/11 at 100.00         AAA           20,805,056
                 (Colorado Convention Center Project), Series 2001A, 5.500%, 9/01/18

       13,315   City and County of Denver, Colorado, Special Facilities Airport     10/02 at 102.00          B+            8,650,622
                 Revenue Bonds (United Airlines Project), Series 1992A,
                 6.875%, 10/01/32 (Alternative Minimum Tax)

          342   El Paso County, Colorado, Single Family Mortgage Revenue               No Opt. Call         Aaa              364,280
                 Tax-Exempt Refunding Bonds, Series 1992A Class A-2,
                 8.750%, 6/01/11


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.2%

        1,930   State of Connecticut, General Obligation Bonds, Series 2001C,          No Opt. Call          AA            2,118,735
                 5.500%, 12/15/16


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 4.7%

        9,505   District of Columbia, Washington D.C., General Obligation Bonds,       No Opt. Call         AAA           10,718,598
                 Series 1998B, 6.000%, 6/01/20

       14,800   District of Columbia Housing Finance Agency, Collateralized         12/04 at 103.00         AAA           15,122,492
                 Single Family Mortgage Revenue Bonds, Series 1988E-4,
                 6.375%, 6/01/26 (Alternative Minimum Tax)

       10,350   District of Columbia, Revenue Bonds (Association of American         8/07 at 102.00         AAA           10,402,992
                 Medical Colleges Issue), Series 1997A, 5.375%, 2/15/27

       16,665   District of Columbia, University Revenue Bonds (Georgetown            4/11 at 29.23         AAA            2,835,550
                 University Issue), Series 2001A, 0.000%, 4/01/32

        5,370   Tobacco Settlement Financing Corporation, District of Columbia,        No Opt. Call          A1            5,474,769
                 Tobacco Settlement Asset-Backed Bonds, Series 2001,
                 6.500%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.6%

        9,290   State of Florida, Full Faith and Credit, Department of               7/05 at 101.00         AAA           10,212,776
                 Transportation, Right-of-Way Acquisition and Bridge Construction
                 Bonds, Series 1995, 5.800%, 7/01/21 (Pre-refunded to 7/01/05)

        5,000   Orange County Health Facilities Authority, Florida, Hospital        11/10 at 101.00          A-            5,248,150
                 Revenue Bonds (Adventist Health System-Sunbelt Obligated
                 Group), Series 2000, 6.500%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.9%

        4,560   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax       No Opt. Call         AAA            5,303,645
                 Revenue Bonds, Refunding Series P, 6.250%, 7/01/20

        2,750   Savannah Housing Authority, Georgia, Mortgage Revenue                5/08 at 103.00         Aaa            2,901,085
                 Bonds (Plantation Oak) (GNMA Collateralized), Refunding
                 Series 2000, 6.350%, 11/20/39


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.5%

        5,000   Boise City, Idaho, Airport Revenue Certificates of Participation,    9/10 at 100.00         Aaa            5,054,550
                 Series 2000, 5.500%, 9/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 10.7%

       10,000   City of Chicago, Illinois, General Obligation Bonds, Project         1/11 at 101.00         AAA            9,440,100
                 and Refunding Series 2001A,  5.000%, 1/01/31

        9,220   Chicago School Reform Board of Trustees of the Board                12/07 at 102.00         AAA            9,107,055
                 of Education, Illinois, General Obligation - Unlimited Tax Bonds
                 (Dedicated Tax Revenues), Series 1997A, 5.250%, 12/01/27

        9,000   City of Chicago, Illinois, O'Hare International Airport, Special       No Opt. Call         N/R            4,780,620
                 Facility Revenue Bonds (United Airlines Project), Series 2001A,
                 6.375%, 11/01/35 (Alternative Minimum Tax) (Mandatory
                 put 5/01/13)

        4,530   City of Chicago, Illinois, O'Hare International Airport,             1/04 at 102.00         AAA            4,493,262
                 General Airport Second Lien Revenue Refunding Bonds,
                 Series 1993C, 5.000%, 1/01/18



12

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$       2,315   City of Chicago, Illinois, Collateralized Single Family Mortgage     3/06 at 105.00         Aaa         $  2,500,339
                 Revenue Bonds, Series 1996-A, 7.000%, 9/01/27
                 (Alternative Minimum Tax)

        4,600   City of Chicago, Illinois, Collateralized Single Family Mortgage     9/07 at 105.00         Aaa            4,909,856
                 Revenue Bonds, Series 1997-B,  6.950%, 9/01/28
                 (Alternative Minimum Tax)

        8,740   Illinois Development Finance Authority, Pollution Control            2/04 at 102.00         AAA            8,893,911
                 Refunding Revenue Bonds (Illinois Power Company Project),
                 1994 Series A, 5.700%, 2/01/24

        8,500   Illinois Educational Facilities Authority, Revenue Refunding         7/03 at 102.00         Aa1            8,609,650
                 Bonds (The University of Chicago), Series 1993B,
                 5.600%, 7/01/24

        5,015   Illinois Health Facilities Authority, Revenue Bonds (Highland       10/02 at 102.00         AAA            5,210,485
                 Park Hospital Project), Series 1992, 6.200%, 10/01/22
                 (Pre-refunded to 10/01/02)

        1,500   Illinois Health Facilities Authority, Revenue Bonds (Highland       10/07 at 102.00         AAA            1,692,885
                 Park Hospital Project), Series 1997A, 5.750%, 10/01/26
                 (Pre-refunded to 10/01/07)

       13,545   Illinois Health Facilities Authority, Revenue Bonds (Sherman         8/07 at 101.00         AAA           13,082,709
                 Health Systems), Series 1997, 5.250%, 8/01/27

        5,000   Illinois Health Facilities Authority, Revenue Bonds (Edward          2/11 at 101.00         AAA            4,889,200
                 Hospital Obligation Group), Series 2001B, 5.250%, 2/15/34

        9,200   Metropolitan Pier and Exposition Authority, Illinois,               12/09 at 101.00         AAA            9,409,852
                 McCormick Place Expansion Project Bonds, Series 1999A,
                 5.500%, 12/15/24

        3,000   Metropolitan Pier and Exposition Authority, Illinois, McCormick        No Opt. Call         AAA            3,769,350
                 Place Hospitality Facilities Revenue Bonds, Series 1996A,
                 7.000%, 7/01/26

        4,925   Regional Transportation Authority, Cook, DuPage, Kane, Lake,           No Opt. Call         AAA            5,969,051
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992A, 9.000%, 6/01/06

          785   Regional Transportation Authority, Cook, DuPage, Kane, Lake,           No Opt. Call         AAA              951,412
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992B, 9.000%, 6/01/06

        3,000   Upper Illinois River Valley Development Authority, Healthcare       12/11 at 101.00        BBB+            3,079,110
                 Facilities Revenue Bonds (Morris Hospital), Series 2001,
                 6.625%, 12/01/31


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.4%

        5,000   Center Grove 2000 Building Corporation, Indiana, First               7/11 at 100.00         AAA            5,091,750
                 Mortgage Bonds, Series 2001, 5.500%, 1/15/26

        4,300   Indiana State Office Building Commission, Correctional Facilities    7/05 at 102.00         AAA            4,403,458
                 Program Revenue Bonds, Series 1995A, 5.500%, 7/01/20

        8,000   Metropolitan School District, Middle School Building Corporation,    7/05 at 102.00         AAA            9,002,640
                 Steuben County, Indiana, First Mortgage Bonds, Series 1995,
                 6.375%, 7/15/16 (Pre-refunded to 7/15/05)

        7,965   Wawasee Community School Corporation, New Elementary                 1/12 at 101.00         AA-            8,357,276
                 and Remodeling Building Corporation, Indiana, First Mortgage
                 Bonds, Series 2000, 5.750%, 1/15/20

        5,300   Middle School Building Corporation, City of Columbia, Whitley        1/04 at 102.00         AAA            5,737,621
                 County, Indiana, First Mortgage Bonds, Series 1994,
                 6.250%, 7/15/15 (Pre-refunded to 1/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.4%

                City of Des Moines, Iowa, General Obligation Bonds, Series 2000D:
        1,215    5.750%, 6/01/17                                                     6/08 at 100.00         AAA            1,280,804
        1,410    5.800%, 6/01/18                                                     6/08 at 100.00         AAA            1,487,014

        3,000   Iowa Finance Authority, Private College Refunding Revenue           12/05 at 102.00         AAA            3,089,370
                 Bonds (Drake University Project), Series 1996, 5.400%, 12/01/16

        5,140   Iowa Finance Authority, Industrial Revenue Refunding Bonds           7/14 at 100.00         AAA            6,984,952
                 (Urbandale Hotel Corporation Project), Remarketed 1989 Series A,
                 8.500%, 8/01/16 (Alternative Minimum Tax) (Pre-refunded
                 to 7/15/14)


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.3%

       11,000   Sedgwick County, Kansas and Shawnee County, Kansas,                  6/08 at 105.00         Aaa           12,101,100
                 Single Family Mortgage Revenue Bonds (Mortgaged-Backed
                 Securities Program), 1998 Series A1, 6.500%, 12/01/22
                 (Alternative Minimum Tax)



13

                            Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                                   Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 4.0%

$       2,605   Louisiana Housing Finance Agency, Single Family Mortgage             9/09 at 101.00         Aaa         $  2,971,706
                 Revenue Bonds (Home Ownership Program), Series 2000A,
                 7.450%, 12/01/31 (Alternative Minimum Tax)

       11,860   Louisiana Stadium and Exposition District, Hotel Occupancy           7/05 at 102.00         AAA           13,332,775
                 Tax Bonds, Series 1995-B, 6.375%, 7/01/25 (Pre-refunded
                 to 7/01/05)

        7,660   Louisiana Public Facilities Authority, Extended Care Facilities        No Opt. Call         BBB            9,647,004
                 Revenue Bonds (Comm-Care Corporation Project), Series 1994,
                 11.000%, 2/01/14

       13,660   Tobacco Settlement Financing Corporation, Louisiana,                 5/11 at 101.00          A1           12,320,227
                 Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.4%

        3,600   Housing Opportunities Commission, Montgomery County,                 7/10 at 100.00         Aaa            3,761,316
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 6.3%

       10,000   Massachusetts Bay Transportation Authority, Massachusetts,           7/10 at 100.00         AAA           10,002,500
                 Assessment Bonds, 2000 Series A, 5.250%, 7/01/30

       13,000   The Commonwealth of Massachusetts, General Obligation Bonds          6/10 at 100.00      Aa2***           14,814,410
                 (Consolidated Loan of 2000), Series B, 6.000%, 6/01/16
                 (Pre-refunded to 6/01/10)

        4,790   Massachusetts Development Finance Agency, Assisted Living            9/10 at 105.00         AAA            5,654,499
                 Facility Revenue Bonds (The Monastery  at West Springfield
                 Project) (GNMA Collateralized), Series 1999A, 7.625%, 3/20/41
                 (Alternative Minimum Tax)

        2,825   Massachusetts Industrial Finance Agency, Resource Recovery          12/08 at 102.00         BBB            2,355,881
                 Revenue Refunding Bonds (Ogden Haverhill Project),
                 Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)

       14,750   Massachusetts Industrial Finance Agency, General Obligation          7/07 at 102.00         AAA           14,783,778
                 Bonds (Suffolk University), Series 1997, 5.250%, 7/01/27

        8,750   Massachusetts Housing Finance Agency, Rental Housing                 1/11 at 100.00         AAA            8,934,013
                 Mortgage Revenue Bonds, Series 2001A, 5.850%, 7/01/35
                 (Alternative Minimum Tax)

        2,580   Massachusetts Water Resources Authority, General Revenue             7/02 at 100.00         Aaa            2,601,233
                 Bonds, 1992 Series A, 5.500%, 7/15/22 (Pre-refunded to 7/15/02)


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 5.2%

        4,000   School District of the City of Detroit, Wayne County, Michigan,      5/03 at 102.00         AAA            4,082,840
                 School Building and Site Improvement and Refunding Bonds
                 (General Obligation - Unlimited Tax), Series 1993, 5.400%, 5/01/13

       10,550   City of Detroit, Michigan, Sewage Disposal System Revenue            7/05 at 100.00         AAA           10,246,266
                 Refunding Bonds, Series 1995-B, 5.000%, 7/01/25

                Hudsonville Public Schools, Counties of Ottawa and Allegan,
                Michigan, 1997 School Building and Site and Refunding Bonds
                (General Obligation - Unlimited Tax):
       10,510    5.150%, 5/01/22                                                     5/08 at 100.00         AAA           10,517,988
        8,045    5.150%, 5/01/27                                                     5/08 at 100.00         AAA            7,952,483

        9,625   Livonia Public Schools District, Wayne County, Michigan,             5/03 at 102.00         AAA            9,750,991
                 1993 Refunding Bonds (General Obligation - Unlimited Tax),
                 5.500%, 5/01/21

        6,600   Michigan State Housing Development Authority, Limited                7/07 at 102.00         AAA            6,647,520
                 Obligation Multifamily Mortgage Revenue Refunding Bonds
                 (Forest Hills Regency Square Project), Series 1999A, 5.750%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 4.0%

                City of Eden Prairie, Minnesota, Multifamily Housing Revenue
                Bonds (Rolling Hills Project) (GNMA Collateralized Mortgage
                Loan), Series 2001A:
        1,000    6.150%, 8/20/31                                                     8/11 at 105.00         Aaa            1,090,490
        2,000    6.200%, 2/20/43                                                     8/11 at 105.00         Aaa            2,192,940

        1,870   Minneapolis-St. Paul Housing Finance Board, Minnesota,              11/04 at 102.00         AAA            1,933,917
                 Single Family Mortgage Revenue Bonds (Minneapolis-St. Paul
                 Family Housing Program - Phase X) ( FNMA and GNMA
                 Mortgage-Backed Securities Program), Series 1994,
                 7.500%, 11/01/27 (Alternative Minimum Tax)

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,               1/08 at 101.00         AAA            2,968,320
                 Minnesota, Airport Revenue Bonds, Series 1998A,
                 5.000%, 1/01/22



14

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA (continued)

$       5,000   Minnesota Agricultural and Economic Development Board,              11/07 at 102.00         AAA         $  5,161,750
                 Healthcare System Revenue Bonds (Fairview Hospital and
                 Healthcare Services), Series 1997A, 5.750%, 11/15/26

       20,310   Housing and Redevelopment Authority, City of St. Paul,              11/15 at 103.00         AAA           24,573,069
                 Minnesota, Sales Tax Revenue Refunding Bonds (Civic Center
                 Project), Series 1996, 7.100%, 11/01/23


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 5.6%

        5,380   Missouri Housing Development Commission, Single Family               3/07 at 105.00         AAA            5,800,393
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 1996 Series C, 7.450%, 9/01/27 (Alternative Minimum Tax)

                Health and Educational Facilities Authority, Missouri, Revenue
                Bonds (SSM Health Care), Series 2001A:
        3,000    5.250%, 6/01/21                                                     6/11 at 101.00         AAA            3,026,760
       14,150    5.250%, 6/01/28                                                     6/11 at 101.00         AAA           14,137,265

       15,875   Missouri Housing Development Commission, Single Family               3/09 at 103.00         AAA           17,188,974
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 1999 Series B-1, 6.700%, 9/01/30 (Alternative Minimum Tax)

       11,120   Francis Howell School District, St. Charles County, Missouri,          No Opt. Call         AAA           13,081,457
                 General Obligation Refunding Bonds, Series 1994A,
                 7.800%, 3/01/08


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.1%

        8,500   Omaha, Nebraska, General Obligation Bonds (Convention                  No Opt. Call         AAA           10,257,800
                 Center Project), Series 2000A, 6.500%, 12/01/30


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 7.6%

       15,000   Clark County, Nevada, General Obligation Bond Bank (Southern         6/11 at 100.00         AAA           15,004,650
                 Nevada Water Authority Loan), Series 2001, 5.250%, 6/01/26

       14,810   Clark County School District, Nevada, General Obligation Bonds,     12/11 at 100.00         AAA           15,513,475
                 Series 2001F, 5.500%, 6/15/18

       12,000   Director of the State of Nevada, Department of Business and          1/10 at 100.00         AAA           11,884,080
                 Industry, Revenue Bonds (Las Vegas Monorail Project),
                 1st Tier Series 2000, 5.375%, 1/01/40

       29,410   Colorado River Commission, Nevada, Revenue Supported Bonds           7/04 at 101.00          AA           29,800,565
                 (General Obligation - Limited Tax), Series 1994, 5.500%, 7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 2.1%

        8,120   New Hampshire Housing Finance Authority, Single Family Mortgage      7/03 at 102.00         Aa2            8,272,331
                 Revenue Bonds, 1993 Series B, 6.050%, 7/01/25

        6,500   New Hampshire Business Finance Authority, Pollution Control         10/03 at 102.00          A3            6,503,575
                 Refunding Revenue Bonds (The United Illuminating Company
                 Project), 1993 Series A, 5.875%, 10/01/33

        4,830   New Hampshire Housing Finance Authority, Single Family               7/06 at 102.00         Aa2            4,976,011
                 Mortgage Acquisition Revenue Bonds, 1996 Series B,
                 6.400%, 1/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 5.3%

       10,000   Delaware River Port Authority, New Jersey and Pennsylvania,          1/10 at 100.00         AAA           10,500,500
                 Port District Project Bonds, 1999 Series B, 5.625%, 1/01/26

       10,000   Essex County Improvement Authority, New Jersey, General             10/10 at 100.00         Aaa           10,905,800
                 Obligation Guaranteed Lease Revenue Bonds (County Correctional
                 Facility Project), Series 2000, 6.000%, 10/01/25

       15,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer          10/07 at 101.50         AAA           15,333,900
                 Revenue Bonds, 1997 Series U,  5.850%, 4/01/29 (Alternative
                 Minimum Tax)

       11,500   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                 No Opt. Call         AAA           13,113,680
                 Series 2000A, 6.000%, 1/01/14


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 1.2%

        1,890   New Mexico Mortgage Finance Authority, Single Family Mortgage        7/02 at 102.00         AAA            1,925,060
                 Purchase Refunding Senior Bonds,  1992 Series A2,
                 6.900%, 7/01/24

        2,755   Mew Mexico Mortgage Finance Authority, Single Family                 3/10 at 102.50         AAA            3,121,691
                 Mortgage Program Bonds, 2000 Series D-2, 6.850%, 9/01/31
                 (Alternative Minimum Tax)

        5,585   Santa Fe County, New Mexico, Correctional System Revenue               No Opt. Call         AAA            6,307,141
                 Bonds, Series 1997, 6.000%, 2/01/27



15

                            Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                                   Portfolio of INVESTMENTS April 30, 2002 (Unaudited)
   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK - 9.8%

$      15,500   Erie Tobacco Asset Securitization Corporation, Erie County,          7/10 at 101.00          A1         $ 15,962,675
                 New York, Tobacco Settlement Asset-Backed Bonds (Senior),
                 Series 2000, 6.250%, 7/15/40

       13,700   Long Island Power Authority, New York, Electric System               6/08 at 101.00          A-           13,540,806
                 General Revenue Bonds, Series 1998A, 5.250%, 12/01/26

       10,000   New York Counties Tobacco Trust I, New York, Tobacco                 6/10 at 101.00          A1           10,470,400
                 Settlement Pass-through Bonds, Series 2000, 6.500%, 6/01/35

       10,000   The City of New York, New York, General Obligation Bonds,            2/06 at 101.50           A           10,835,600
                  Fiscal 1996 Series G, 5.750%, 2/01/07

                The City of New York, New York, General Obligation Bonds, Fiscal
                1997 Series G:
          100    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                        10/07 at 101.00         Aaa              115,265
        5,900    6.000%, 10/15/26                                                   10/07 at 101.00           A            6,193,466

                The City of New York, New York, General Obligation Bonds, Fiscal
                1991 Series B:
        6,020    9.500%, 6/01/03                                                       No Opt. Call        A***            6,502,503
        1,480    9.500%, 6/01/03                                                       No Opt. Call           A            1,591,725

       16,000   New York City Municipal Water Finance Authority, New York,           6/06 at 101.00         AAA           17,339,360
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

        2,000   Dormitory Authority of the State of New York, Revenue Bonds          7/06 at 102.00         AAA            2,035,920
                 (Department of Health Issue), Series 1996, 5.500%, 7/01/25

        4,000   New York State Energy Research and Development Authority,            3/03 at 102.00          A+            4,101,000
                 Facilities Revenue Bonds (Consolidated Edison Company of
                 New York, Inc. Project), Series 1993A, 6.000%, 3/15/28
                 (Alternative Minimum Tax)

        4,160   New York State Medical Care Facilities Finance Agency,               2/04 at 102.00         AAA            4,400,698
                 Hospital and Nursing Home FHA-Insured Mortgage Revenue
                 Bonds, 1993 Series B, 5.500%, 2/15/22


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 1.2%

        9,650   Dickinson, North Dakota, Healthcare Facilities Revenue Bonds         2/10 at 102.00          AA           11,312,792
                 (BHS Long-Term Care, Inc.), Series 1990, 7.625%, 2/15/20


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.9%

        4,265   Franklin County, Ohio, Hospital Improvement Revenue Bonds            5/11 at 101.00         Aaa            4,364,460
                 (The Children's Hospital Project), Series 2001, 5.500%, 5/01/28

       12,360   State of Ohio, Turnpike Revenue Bonds (Issued by the Ohio            2/04 at 102.00         Aaa           13,306,900
                 Turnpike Commission), 1994 Series A, 5.750%, 2/15/24
                 (Pre-refunded to 2/15/04)

        2,000   Richland County, Ohio, Hospital Facilities Revenue Refunding        11/10 at 101.00          A-            2,094,020
                 Bonds (MedCentral Health System Obligated Group), Series 2000A,
                 6.125%, 11/15/16

        7,000   City of Steubenville, Ohio, Hospital Facilities Revenue Refunding   10/10 at 100.00          A3            7,329,490
                 and Improvement Bonds (Trinity Health System), Series 2000,
                 6.500%, 10/01/30


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 5.5%

       12,875   Allegheny County Hospital Development Authority, Pennsylvania,      11/02 at 100.00         AAA           13,171,898
                 Health Center Revenue Bonds (Presbyterian University Health
                 System, Inc. Project), Series 1992A, 6.250%, 11/01/23
                 (Pre-refunded to 11/01/02)

       14,650   Delaware Valley Regional Finance Authority, Counties of Bucks,         No Opt. Call         AAA           15,319,505
                 Chester, Delaware and Montgomery, Pennsylvania, Local
                 Government Revenue Bonds, 1998 Series A, 5.500%, 8/01/28

       10,000   Pennsylvania Housing Finance Agency, Single Family Mortgage         10/03 at 102.00         AA+           10,132,200
                 Revenue Bonds, Series 37A, 5.450%, 10/01/17

        8,405   Redevelopment Authority of Philadelphia, Pennsylvania,               4/08 at 103.00         N/R            7,777,231
                 Multifamily Housing Mortgage Revenue Bonds (Cricket Court
                 Commons Project), Series 1998A, 6.200%, 4/01/25 (Alternative
                 Minimum Tax)

        5,295   The School District of Philadelphia, Pennsylvania, General           9/05 at 101.00         AAA            5,386,286
                 Obligation Bonds, 1995 Series B, 5.500%, 9/01/25


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.6%

        5,250   Puerto Rico Electric Power Authority, Power Revenue Bonds,           7/05 at 100.00          A-            5,303,445
                 Series X, 5.500%, 7/01/25



16

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                RHODE ISLAND - 1.1%

$      10,000   Rhode Island Housing and Mortgage Finance Corporation,              10/09 at 100.00         AA+         $ 10,113,500
                 Homeownership Opportunity Bonds, Series 35-A,
                 5.800%, 10/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.3%

       12,500   Tobacco Settlement Revenue Management Authority,                     5/11 at 101.00          A1           12,563,875
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 17.2%

       10,305   Alliance Airport Authority, Inc., Texas, Special Facilities          6/02 at 101.00          BB            9,604,672
                 Revenue Bonds (American Airlines Project), Series 1990,
                 7.500%, 12/01/29 (Alternative Minimum Tax)

        3,289   Austin Housing Finance Corporation, Texas, Multifamily Housing      12/10 at 105.00         Aaa            3,714,662
                 Revenue Bonds (Fairway  Village Project) (GNMA Collateralized
                 Mortgage Loan), Series 2000A, 7.375%, 6/20/35
                 (Alternative Minimum Tax)

        5,025   Clear Creek Independent School District, Galveston and Harris        2/10 at 100.00         AAA            5,486,044
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                 Bonds, Series 2000, 6.000%, 2/15/16

        2,925   Harlingen Housing Finance Corporation, Texas, Single Family          9/10 at 105.00         AAA            3,211,738
                 Mortgage Revenue Bonds, Series 2000A, 6.700%, 9/01/33
                 (Alternative Minimum Tax)

       20,000   Houston Sports Authority, Harris County, Texas, Junior Lien         11/11 at 100.00         AAA           19,187,200
                 Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40

       15,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding        8/04 at 102.00         AAA           15,584,100
                  Bonds, Series 1994, 5.300%, 8/15/13

                Harris County Hospital District, Texas, Refunding Revenue Bonds,
                Series 1990:
        4,205    7.400%, 2/15/10                                                       No Opt. Call         AAA            4,844,538
        6,670    7.400%, 2/15/10                                                       No Opt. Call         AAA            7,775,219

       15,000   Harris County Housing Finance Corporation, Texas, Multifamily       12/10 at 105.00         N/R           15,083,400
                 Housing Bonds (Coolwood Oaks and Haverstock Hill Apartments),
                 Series A, 8.250%, 12/01/31

       19,125   Harris County Hospital District, Texas, Refunding Revenue Bonds,     8/10 at 100.00         AAA           20,725,763
                 Series 2000, 6.000%, 2/15/15

        1,343   Heart of Texas Housing Finance Corporation, Multifamily Housing      9/10 at 105.00         Aaa            1,514,944
                 Revenue Bonds (Parkside Village Project) (GNMA Collateralized
                 Mortgage Loan), Series 2000A, 7.400%, 9/20/35
                 (Alternative Minimum Tax)

        6,000   City of Houston, Texas, General Obligation Public Improvement        3/11 at 100.00         AAA            6,376,860
                 Bonds, Series 2001B, 5.500%, 3/01/15

        9,250   City of Houston, Texas, Airport System Subordinate Lien Revenue      7/10 at 100.00         AAA            9,312,715
                 Bonds, Series 2000B, 5.500%, 7/01/30

        4,000   Health Facilities Development Corporation, Tarrant County,          11/10 at 101.00          A-            4,195,600
                 Texas, Hospital Revenue Bonds (Adventist Health System-
                 Sunbelt Obligated Group), Series 2000, 6.700%, 11/15/30

       12,020   Health Facilities Development Corporation, Tarrant County,          12/10 at 105.00         Aaa           14,174,224
                 Texas, Mortgage Revenue Bonds (Eastview Nursing Home,
                 Ebony Lake Nursing Center, Ft. Stockton Nursing Center, Lynnhaven
                 Nursing Center and Mission Oaks Manor) (GNMA Collateralized
                 Mortgage Loan), 2000A-1, 7.625%, 12/20/32

       10,000   Board of Regents of the Texas A&M University, Revenue                5/09 at 100.00         AAA           10,153,900
                 Financing System Bonds, Series 1999, 5.550%, 5/15/29

       11,905   Texas Department of Housing and Community Affairs, Residential       1/09 at 101.00         AAA           11,484,634
                 Mortgage Revenue Bonds, Series 1998A, 5.350%, 7/01/30
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.7%

        6,655   Utah Housing Finance Agency, Single Family Mortgage Bonds,           7/07 at 101.50         AAA            6,732,265
                 1997 Series F, 5.750%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 1.3%

       12,510   Vermont Housing Finance Agency, Single Family Housing                6/07 at 101.50         AAA           12,726,298
                 Bonds, Series 9, 5.900%, 5/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.5%

        5,000   City of Virginia Beach Development Authority, Virginia,             10/14 at 100.00         N/R            4,962,300
                 Multifamily Residential Rental Housing Revenue Bonds
                 (Mayfair I and Mayfair II Apartments Project), Series 1999,
                 7.500%, 10/01/39


17

                            Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                                   Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON - 18.5%

                Public Utility District No.1 of Chelan County, Washington,
                Chelan Hydro Consolidated System Revenue Bonds, Series 1997A:
$      11,820    5.650%, 7/01/32 (Alternative Minimum Tax) (Optional                 7/07 at 102.00          AA         $ 11,503,106
                 put 7/01/09) (Mandatory put 7/01/24)
        8,000    5.650%, 7/01/32 (Alternative Minimum Tax) (Optional                 7/07 at 102.00          AA            7,755,040
                 put 7/01/09) (Mandatory put 7/01/27)

        5,000   Snohomish County, Washington, General Obligation -                  12/11 at 100.00         AAA            4,941,900
                 Limited Tax Bonds, Series 2001, 5.250%, 12/01/26
        6,360   Public Utility District No. 1 of Snohomish County, Washington,       1/03 at 100.00         AAA            6,449,676
                 Generation System Revenue Bonds, Series 1993,
                 5.500%, 1/01/14

        4,750   Washington Health Care Facilities Authority, Revenue Bonds          11/08 at 101.00         Aaa            4,661,175
                 (Swedish Health Services), Series 1998, 5.125%, 11/15/22

       11,000   Washington Health Care Facilities Authority, Revenue Bonds           8/13 at 102.00         AAA           10,454,620
                  (Harrison Memorial Hospital), Series 1998, 5.000%, 8/15/28

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993B:
           80    5.600%, 7/01/15 (Pre-refunded to 7/01/03)                           7/03 at 102.00         AAA               84,830
       29,790    5.600%, 7/01/15                                                     7/03 at 102.00         AAA           31,114,463

       12,950   Washington Public Power Supply System, Nuclear Project No. 1         7/03 at 102.00         AAA           13,414,517
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1993A:
       10,775    5.750%, 7/01/12 (Pre-refunded to 7/01/03)                           7/03 at 102.00      Aa1***           11,441,434
        3,665    5.750%, 7/01/12                                                     7/03 at 102.00         Aa1            3,785,322

        6,770   Washington Public Power Supply System, Nuclear Project No. 2         7/03 at 102.00      Aa1***            7,179,043
                 Refunding Revenue Bonds, Series 1993B, 5.625%, 7/01/12
                 (Pre-refunded to 7/01/03)

       14,500   Washington Public Power Supply System, Nuclear Project No. 2         7/08 at 102.00         Aa1           14,975,165
                 Refunding Revenue Bonds, Series 1998A, 5.000%, 7/01/12

       22,880   Washington Public Power Supply System, Nuclear Project No. 3         7/03 at 102.00         Aa1           23,217,251
                  Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15

                Washington Public Power Supply System, Nuclear Project No. 3
                Refunding Revenue Bonds, Series 1997A:
        5,220    5.250%, 7/01/14                                                     7/07 at 102.00         AAA            5,400,716
        9,350    5.250%, 7/01/15                                                     7/07 at 102.00         Aa1            9,559,347

        7,775   Washington Public Power Supply System, Nuclear Project No. 3         7/08 at 102.00         Aa1            7,740,634
                 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.5%

       14,065   West Virginia Housing Development Fund, Housing Finance              5/02 at 102.00         AAA           14,358,813
                 Bonds, 1992 Series D, 7.050%, 11/01/24


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.2%

        2,175   Wisconsin Health and Educational Facilities Authority, Revenue      10/11 at 100.00         BBB            2,170,732
                 Bonds (Carroll College, Inc. Project), Series 2001,
                 6.125%, 10/01/16
------------------------------------------------------------------------------------------------------------------------------------
$   1,401,959   Total Investments (cost $1,397,884,226) - 152.8%                                                       1,444,559,042
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.7%                                                                      25,936,859
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.5)%                                                       (525,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $945,495,901
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.



                            Nuveen Premium Income Municipal Fund 2, Inc. (NPM)

                            Portfolio of
                                    INVESTMENTS April 30, 2002 (Unaudited)
   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALASKA - 0.6%

$       3,500   Anchorage Parking Authority, Alaska, Lease Revenue Refunding        12/02 at 102.00       A+***         $  3,672,200
                 Bonds (5th Avenue Garage Project), Series 1993, 6.750%, 12/01/08
                 (Pre-refunded to 12/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 3.9%

        2,850   Industrial Development Authority, Maricopa County, Arizona,          1/07 at 102.00         AAA            3,295,712
                 Multifamily Housing Revenue Bonds (Place Five and the Greenery
                 Apartments Projects), Series 1996A, 6.625%, 1/01/27

                Industrial Development Authority, Mohave County, Arizona, Hospital
                System Revenue Refunding Bonds (Medical Environments, Inc.
                and Phoenix Baptist Hospital and Medical Center, Inc.), Series 1993:
        3,965    6.250%, 7/01/03                                                       No Opt. Call         Aaa            4,080,619
        3,000    6.750%, 7/01/08 (Pre-refunded to 7/01/03)                           7/03 at 102.00         Aaa            3,220,410

        3,625   Industrial Development Authority, Pima County, Arizona,              7/02 at 103.00         AAA            3,802,444
                 Industrial Development Lease Obligation Refunding Revenue
                 Bonds (Irvington Project), 1988 Series A, 7.250%, 7/15/10

        9,000   Civic Improvement Corporation, Phoenix, Arizona, Wastewater          7/03 at 102.00         AAA            9,598,770
                 System Lease Revenue Bonds, Series 1993, 6.125%, 7/01/14
                 (Pre-refunded to 7/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 19.7%

                California Educational Facilities Authority, Revenue Bonds (Loyola
                Marymount University), Refunding Series 2001A:
        3,255    0.000%, 10/01/23                                                      No Opt. Call         Aaa              985,842
        5,890    0.000%, 10/01/24                                                      No Opt. Call         Aaa            1,683,480
        7,615    0.000%, 10/01/25                                                      No Opt. Call         Aaa            2,053,537

        7,710   State of California, General Obligation Veterans Welfare Bonds,     12/08 at 101.00         AAA            8,045,154
                 Series 1997BH, 5.250%, 12/01/12 (Alternative Minimum Tax)

        5,690   Department of Veterans Affairs of the State of California,           6/12 at 101.00         AAA            5,725,278
                 Home Purchase Revenue Bonds, Series 2002A, 5.300%, 12/01/21

                State Public Works Board of California, Lease Revenue Bonds (The
                Trustees of the California State University) (Various California
                State University Projects), 1992 Series A:
       15,480    6.625%, 10/01/10 (Pre-refunded to 10/01/02)                        10/02 at 102.00        A***           16,122,884
       10,500    6.700%, 10/01/17 (Pre-refunded to 10/01/02)                        10/02 at 102.00         AAA           10,940,265

        7,150   State Public Works Board of California, Lease Revenue               10/04 at 102.00        A***            8,004,068
                 Bonds (The Trustees of the California State University)
                 (Various California State University Projects), 1994 Series A,
                 6.375%, 10/01/19 (Pre-refunded to 10/01/04)

       17,500   State Public Works Board of California, Lease Revenue               11/04 at 102.00         Aaa           19,867,050
                 Bonds (Department of Corrections) (California State Prison -
                 Monterey County (Soledad II)), 1994 Series A, 6.875%,
                 11/01/14 (Pre-refunded to 11/01/04)

       30,000   Foothill-Eastern Transportation Corridor Agency, California,           No Opt. Call         AAA           10,884,300
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21

        3,085   Community Redevelopment Financing Authority of the                   9/02 at 102.00      Ba1***            3,186,959
                 Community Redevelopment Agency of Los Angeles, California,
                 Pooled Financing Bonds (Crenshaw Redevelopment Project),
                 Series D, 7.000%, 9/01/14 (Pre-refunded to 9/01/02)

        5,000   Los Angeles County Public Works Finance Authority, California,      10/04 at 102.00      Aa3***            5,567,950
                 Revenue Bonds (Los Angeles County Regional Park and Open
                 Space District), Series 1994A, 6.125%, 10/01/10
                 (Pre-refunded to 10/01/04)

       10,000   Los Angeles County Transportation Commission, California,            7/02 at 102.00         Aaa           10,289,900
                 Proposition C Sales Tax Revenue Bonds (Second Senior
                 Bonds), Series 1992-A, 6.750%, 7/01/19 (Pre-refunded to
                 7/01/02)

        2,035   Parlier Redevelopment Agency, California, Tax Allocation Bonds       8/02 at 102.00      BBB***            2,102,989
                 (Parlier Redevelopment Project), 1992 Series A, 6.750%, 8/01/22
                 (Pre-refunded to 8/01/02)



19

                            Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                                   Portfolio of INVESTMENTS April 30, 2002 (Unaudited)
   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA (continued)

                Redevelopment Agency of the City and County of San Francisco,
                California, Hotel Tax Revenue Bonds, Series 1994:
$       2,390    6.750%, 7/01/15 (Pre-refunded to 7/01/04)                           7/04 at 102.00         AAA         $  2,670,897
        5,905    6.750%, 7/01/25 (Pre-refunded to 7/01/04)                           7/04 at 102.00         AAA            6,599,015
          960    6.750%, 7/01/25                                                     7/04 at 102.00         AAA            1,061,510
        5,605   San Joaquin County, California, Certificates of Participation        4/04 at 102.00           A            5,847,136
                 (Solid Waste System Facilities Project), Series 1994,
                 6.600%, 4/01/19


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.1%

          275   Colorado Housing and Finance Authority, Single Family Program       12/04 at 105.00         Aa2              293,428
                 Senior Bonds, 1994 Series E, 8.125%, 12/01/24 (Alternative
                 Minimum Tax)

                Colorado Housing and Finance Authority, General Obligation Bonds,
                1994 Series A:
        5,645    6.850%, 8/01/24 (Pre-refunded to 8/01/02)                           8/02 at 102.00       A+***            5,830,946
        1,245    6.875%, 8/01/30 (Pre-refunded to 8/01/02)                           8/02 at 102.00       A+***            1,286,085

        1,885   Colorado Housing and Finance Authority, Single Family Program       12/05 at 105.00         Aa2            2,004,358
                 Senior Bonds, 1995 Series D, 7.375%, 6/01/26

          400   City and County of Denver, Colorado, Airport System Revenue            No Opt. Call           A              480,788
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992B:
        1,445    7.250%, 11/15/23 (Alternative Minimum Tax)                         11/02 at 102.00         Aaa            1,514,851
                 (Pre-refunded to 11/15/02)
        5,635    7.250%, 11/15/23 (Alternative Minimum Tax)                         11/02 at 102.00           A            5,861,471

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992C:
        2,125    6.750%, 11/15/13 (Alternative Minimum Tax)                         11/02 at 102.00         Aaa            2,222,155
                 (Pre-refunded to 11/15/02)
       16,120    6.750%, 11/15/13 (Alternative Minimum Tax)                         11/02 at 102.00           A           16,724,822

        1,700   City and County of Denver, Colorado, Multifamily Housing            10/07 at 102.00         AAA            1,715,215
                 Revenue Bonds (FHA-Insured Mortgage  Loan - The Boston
                 Lofts Project), Series 1997A, 5.750%, 10/01/27 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.5%

        3,170   Connecticut Housing Finance Authority, Housing Mortgage              5/06 at 102.00         AAA            3,352,687
                 Finance Program Bonds, 1996 Series C-2, 6.250%, 11/15/18


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.4%

                District of Columbia, University Revenue Bonds (Georgetown
                University Issue), Series 2001A:
       11,720    0.000%, 4/01/27                                                      4/11 at 39.61         AAA            2,717,048
       13,780    0.000%, 4/01/28                                                      4/11 at 37.21         AAA            2,999,355
       15,855    0.000%, 4/01/29                                                      4/11 at 35.07         AAA            3,249,482


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.8%

        1,700   Beacon Tradeport Community Development District, Miami-              5/12 at 102.00          AA            1,719,686
                 Dade County, Florida, Special Assessment Bonds (Commercial
                 Project), Series 2002A, 5.625%, 5/01/32

        5,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,         10/06 at 102.00         AAA            5,177,150
                 5.750%, 10/01/18 (Alternative Minimum Tax)

        1,285   Florida Housing Finance Corporation, Homeowner Mortgage              1/10 at 100.00         AAA            1,320,813
                 Revenue Bonds, 2000 Series 11, 5.850%, 1/01/22 (Alternative
                 Minimum Tax)

        2,850   State of Florida, Full Faith and Credit, Department of               7/05 at 101.00         AAA            3,139,532
                 Transportation, Right-of-Way Acquisition and Bridge Construction
                 Bonds, Series 1995, 5.875%, 7/01/24 (Pre-refunded to 7/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.2%

        5,500   City of Atlanta, Georgia, Water and Sewerage Revenue Bonds,          1/04 at 100.00         AAA            5,687,275
                 Series 1993, 4.500%, 1/01/18 (Pre-refunded to 1/01/04)

        7,000   Development Authority of Burke County, Georgia, Pollution            1/03 at 103.00         AAA            7,497,420
                 Control Revenue Bonds (Oglethorpe Power Corporation Vogtle
                 Project), Series 1992, 8.000%, 1/01/15 (Pre-refunded to 1/01/03)

          615   Housing Authority of Fulton County, Georgia, Single Family           9/06 at 102.00         AAA              637,380
                 Mortgage Revenue Refunding Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1996A, 6.200%, 9/01/27
                 (Alternative Minimum Tax)



20

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                IDAHO - 2.6%

$       1,710   Idaho Housing Finance Agency, Single Family Mortgage                 7/05 at 102.00         Aaa         $  1,777,083
                 Revenue Bonds, Series F, 6.450%, 7/01/27 (Alternative
                 Minimum Tax)

        3,270   Idaho Housing Finance Agency, Housing Revenue Bonds                  6/05 at 102.00         Aa2            3,356,655
                 (Park Place Project) (FHA-Insured Mortgage), 1995 Series A,
                 6.500%, 12/01/36 (Alternative Minimum Tax)

        3,160   Idaho Housing and Finance Association, Revenue Refunding             3/12 at 105.00         Aaa            3,687,562
                 Bonds (Wedgewood Terrace Project), GNMA Enhanced
                 Series 2002A-1, 7.250%, 3/20/37

        2,185   Idaho Housing and Finance Association, Single Family Mortgage        7/06 at 102.00         Aaa            2,356,763
                 Bonds, 1996 Series G, 6.350%, 7/01/26 (Alternative Minimum Tax)

        2,090   Idaho Housing and Finance Association, Single Family Mortgage        1/10 at 100.00         Aa2            2,180,184
                 Bonds, 2000 Series B, 6.250%, 7/01/22 (Alternative Minimum Tax)

        2,375   Idaho Housing and Finance Association, Single Family Mortgage        7/10 at 100.00         Aaa            2,453,826
                 Bonds, 2000 Series E, 5.950%, 7/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 19.5%

        5,000   City of Chicago, Illinois, General Obligation Bonds (Emergency       1/03 at 102.00         AAA            5,227,600
                 Telephone System), Series 1993, 5.625%, 1/01/23
                 (Pre-refunded to 1/01/03)

       18,200   City of Chicago, Illinois, General Obligation Project Bonds,         1/06 at 102.00         AAA           17,769,570
                 Series 1995A-1, 5.125%, 1/01/25

        1,000   City of Chicago, Illinois, General Obligation Bonds, Project and     7/08 at 102.00         AAA            1,006,190
                 Refunding Series 1998, 5.250%, 1/01/20

       22,670   City of Chicago, Illinois, General Obligation Bonds (City Colleges     No Opt. Call         AAA            6,270,975
                 of Chicago Capital Improvement Project), Series 1999,
                 0.000%, 1/01/25

                Chicago School Reform Board of Trustees of the Board of
                Education of Chicago, Illinois, General Obligation - Unlimited
                Tax Bonds (Dedicated Tax Revenues), Series 1998A:
       23,800    0.000%, 12/01/20                                                      No Opt. Call         AAA            8,437,576
       41,300    0.000%, 12/01/21                                                      No Opt. Call         AAA           13,747,118

        5,000   Chicago School Reform Board of Trustees of the Board of                No Opt. Call         AAA            1,775,450
                 Education of Chicago, Illinois, General Obligation - Unlimited
                 Tax Bonds (Dedicated Tax Revenues), Series 1999A,
                 0.000%, 12/01/20

        8,270   City of Chicago, Illinois, Mortgage Revenue Bonds (Lakeview          6/02 at 102.00         AAA            8,438,377
                 Towers Project) (FHA-Insured Mortgage Loan), Series 1992,
                 6.650%, 12/01/33

        1,175   City of Chicago, Illinois, Multifamily Housing Revenue Bonds         6/09 at 102.00         Aaa            1,188,160
                 (Bryn Mawr-Belle Shores Project) (GNMA Collateralized),
                 Series 1997, 5.800%, 6/01/23 (Alternative Minimum Tax)

       10,900   Public Building Commission of Chicago, Illinois, Building           12/03 at 102.00         AAA           11,709,325
                 Revenue Bonds (Board of Education of the City of Chicago),
                 1993 Series A, 5.750%, 12/01/18 (Pre-refunded to 12/01/03)

        4,010   City of Chicago, Illinois, Tax Increment Allocation Bonds            1/07 at 102.00         N/R            4,180,064
                 (Read-Dunning Redevelopment Project), Series 1996B,
                 7.250%, 1/01/14

        3,530   City of Chicago, Illinois, Tax Increment Allocation Bonds (Sanitary  1/07 at 102.00         N/R            3,749,107
                 Drainage and Ship Canal Redevelopment Project), Series 1997A,
                 7.750%, 1/01/14

        4,865   Cook County Community Consolidated School District No.15,              No Opt. Call         Aaa            1,742,886
                 Palatine, Illinois, General Obligation Bonds, Series 2001,
                 0.000%, 12/01/20

        6,190   Community High School District No. 219, Niles Township, Cook           No Opt. Call         Aaa            2,217,568
                 County, Illinois, General Obligation Capital Appreciation Bonds,
                 Series 2001, 0.000%, 12/01/20

        2,850   City of East St. Louis, Illinois, Mortgage Revenue Refunding         7/03 at 102.00         AAA            2,928,660
                 Bonds (Dawson Manor Apartments -  Section 8 Assisted)
                 (FHA-Insured Mortgage Loan), Series 1994A, 6.500%, 7/01/24

        6,900   Illinois Health Facilities Authority, Revenue Refunding Bonds       10/03 at 102.00       A-***            7,314,483
                 (Illinois Masonic Medical Center), Series 1993, 5.500%, 10/01/19
                 (Pre-refunded to 10/01/03)

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds          No Opt. Call          A+            3,139,710
                 (Lutheran General Health System), Series 1993C,
                 6.000%, 4/01/18

                Illinois Housing Development Authority, Housing Finance Bonds,
                2000 Series A:
        1,165    5.750%, 9/01/10 (Alternative Minimum Tax)                           3/10 at 100.00          AA            1,200,428
        1,245    6.200%, 9/01/20 (Alternative Minimum Tax)                           3/10 at 100.00          AA            1,279,823
       11,000   State of Illinois, General Obligation Bonds (Illinois FIRST            No Opt. Call         AAA           12,384,350
                 Program), Series 2001, 6.000%, 11/01/26

        2,000   State of Illinois, General Obligation Bonds (Illinois FIRST          2/12 at 100.00         AAA            2,095,940
                 Program), Series 2002, 5.500%, 2/01/18



21

                            Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                                   Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

                Community Unit School District No. 60, Waukegan, Lake County,
                Illinois, General Obligation Bonds, Refunding Series 2001B:
$       3,230    0.000%, 11/01/19                                                      No Opt. Call         Aaa         $  1,243,227
        1,740    0.000%, 11/01/21                                                      No Opt. Call         Aaa              588,103

        2,910   Community High School District No. 154, McHenry County,                No Opt. Call         Aaa            1,022,749
                 Illinois, Capital Appreciation School Bonds, Series 2001,
                 0.000%, 1/01/21


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 9.1%

        1,000   Ball State University Board of Trustees, Indiana, Ball State         1/12 at 100.00         AAA            1,062,000
                 University Student Fee Revenue Bonds, Series 2002K,
                 5.750%, 7/01/20

        8,000   East Chicago Elementary School Building Corporation, Lake            1/03 at 102.00        A***            8,451,040
                 County, Indiana, First Mortgage Bonds, Series 1992,
                 7.000%, 1/15/16 (Pre-refunded to 1/15/03)

       13,630   Hospital Authority of the City of Fort Wayne, Indiana, Revenue      11/02 at 102.00       A+***           14,245,940
                 Bonds (Parkview Memorial Hospital, Inc. Project), Series 1992,
                 6.400%, 11/15/22 (Pre-refunded to 11/15/02)

        6,031   City of Greenfield, Indiana, Multifamily Housing Revenue Bonds      12/05 at 105.00         Aaa            6,204,271
                 (Pedcor Investments L.P. Project), Series 1996A,
                 6.200%, 12/01/28 (Alternative Minimum Tax)

        8,200   Indiana Bond Bank, Guaranteed Revenue Bonds (State Revolving         2/03 at 102.00         AAA            8,607,540
                 Fund Program), Series 1993A, 6.250%, 2/01/09

        2,875   Indiana Bond Bank, Guaranteed Revenue Bonds (State Revolving         2/05 at 102.00         AAA            3,147,493
                 Fund Program), Series 1995A, 6.750%, 2/01/17

        3,500   Indiana Bond Bank, Special Program Bonds (City of East Chicago       2/10 at 101.00         AAA            3,733,345
                 Facilities Building Corporation Project), Series 2000A,
                 6.125%, 2/01/25

        5,250   Indiana Transportation Finance Authority, Lease Revenue Bonds        3/03 at 102.00       A1***            5,556,443
                 (Aviation Technology Center), Series A, 6.500%, 3/01/18
                 (Pre-refunded to 3/01/03)

        5,000   Indiana Transportation Finance Authority, Highway Revenue Bonds,    12/10 at 100.00          AA            5,030,850
                 Series 2000, 5.375%, 12/01/25


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 2.0%

                Tobacco Settlement Authority, Iowa, Tobacco Settlement
                Asset-Backed Revenue Bonds, Series 2001B:
        7,000    5.300%, 6/01/25                                                     6/11 at 101.00          A1            5,976,460
        7,300    5.600%, 6/01/35                                                     6/11 at 101.00          A1            6,335,597


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.3%

          935   Johnson County, Kansas, Single Family Mortgage Revenue               5/04 at 103.00         Aa2              975,205
                 Refunding Bonds, Series 1994, 7.100%, 5/01/12

          870   Sedgwick County, Kansas and Shawnee County, Kansas,                    No Opt. Call         Aaa              899,771
                 Collateralized Single Family Mortgage Refunding Revenue
                 Bonds (GNMA Certificates), Series 1994A1, 7.900%, 5/01/24
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.4%

        2,290   Kentucky Housing Corporation, Housing Revenue Bonds,                 7/06 at 102.00         AAA            2,385,516
                 1996 Series A, 6.375%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.6%

        2,575   Bossier Public Trust Financing Authority, Louisiana, Single Family   8/05 at 102.00         AAA            2,599,411
                 Mortgage Revenue Refunding Bonds, Series 1995B,
                 6.125%, 8/01/28

       10,185   East Baton Rouge Mortgage Finance Authority, Louisiana,             10/05 at 102.00         Aaa           10,395,320
                 Single Family Mortgage Revenue Bonds (GNMA and FNMA
                 Mortgage-Backed Securities Program), Series 1994C,
                 6.350%, 10/01/28 (Alternative Minimum Tax)

        4,980   New Orleans Home Mortgage Authority, Louisiana, Single               6/05 at 102.00         Aaa            5,141,003
                 Family Mortgage Revenue Bonds,  Series 1995A,
                 6.300%, 6/01/28 (Alternative Minimum Tax)

        4,035   Orleans Levee District (A Political Subdivision of the State of     12/05 at 103.00         AAA            4,334,397
                 Louisiana), Public Improvement Bonds, Series 1986,
                 5.950%, 11/01/15



22

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MAINE - 1.1%

$         745   Maine State Housing Authority, Mortgage Purchase Bonds,             11/05 at 102.00         AA+         $    775,418
                 1995 Series B-2, 6.300%, 11/15/26 (Alternative Minimum Tax)

        6,145   Maine State Housing Authority, Mortgage Purchase Bonds,              9/02 at 102.00         AA+            6,273,861
                 1990 Series A-4, 6.400%, 11/15/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.2%

          965   Community Development Administration, Department of                  5/03 at 102.00         Aa2              995,243
                 Housing and Community Development, Maryland, Multifamily
                 Housing Revenue Bonds (Insured Mortgage Loans), 1993 Series C,
                 6.625%, 5/15/23


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.7%

        3,500   Massachusetts Development Finance Agency, Pioneer Valley               No Opt. Call         N/R            3,724,350
                 Resource Recovery Revenue Bonds (Eco-Springfield LLC Project),
                 Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)

        9,000   Massachusetts Health and Educational Facilities Authority,          10/11 at 101.00          AA            9,200,520
                 Revenue Bonds (Berkshire Health System Issue), Series 2001E,
                 5.700%, 10/01/25

        3,605   Massachusetts Water Resources Authority, General Revenue            12/04 at 102.00         AAA            3,633,299
                 Bonds, 1993 Series C, 5.250%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.1%

                Grand Rapids and Kent County Joint Building Authority, Michigan,
                General Obligation - Limited Tax Bonds (Devos Place Project),
                Series 2001:
        7,660    0.000%, 12/01/21                                                      No Opt. Call         AAA            2,611,677
        7,955    0.000%, 12/01/22                                                      No Opt. Call         AAA            2,546,793
        8,260    0.000%, 12/01/23                                                      No Opt. Call         AAA            2,486,343
        8,575    0.000%, 12/01/24                                                      No Opt. Call         AAA            2,425,525
        8,900    0.000%, 12/01/25                                                      No Opt. Call         AAA            2,369,625

        8,000   Michigan State Hospital Finance Authority, Hospital Revenue         11/03 at 102.00         AAA            8,139,600
                 Refunding Bonds (Oakwood Hospital Obligated Group),
                 Series 1993A, 5.625%, 11/01/18

        4,820   Michigan State Housing Development Authority, Rental                10/02 at 102.00         AA-            4,952,020
                 Housing Revenue Bonds, 1992 Series A, 6.650%, 4/01/23


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 4.9%

        3,560   Housing and Redevelopment Authority, City of St. Paul,              12/02 at 102.00        BBB+            3,609,199
                 Minnesota and City of Minneapolis, Minnesota, Healthcare
                 Facility Revenue Bonds (Group Health Plan, Inc. Project),
                 Series 1992, 6.900%, 10/15/22

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,               1/11 at 100.00         AAA            3,011,160
                 Minnesota, Subordinate Airport Revenue Bonds, Series 2001C,
                 5.250%, 1/01/26

        2,400   Minneapolis-St. Paul Metropolitan Airports Commission,               1/11 at 100.00         AAA            2,413,944
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/25
        2,450   Minnesota Housing Finance Agency, Single Family Mortgage             7/09 at 100.00         AA+            2,516,934
                 Bonds, 2000 Series C, 6.100%, 7/01/30 (Alternative
                 Minimum Tax)

        2,805   Minnesota Housing Finance Agency, Rental Housing Bonds,              2/05 at 102.00         AAA            2,872,068
                 1995 Series D, 5.950%, 2/01/18

        3,430   Minnesota Housing Finance Agency, Single Family Mortgage             1/06 at 102.00         AA+            3,548,472
                 Bonds, 1996 Series G, 6.250%, 7/01/26
                 (Alternative Minimum Tax)

        2,500   Minnesota Housing Finance Agency, Single Family Mortgage             1/11 at 101.00         AA+            2,596,125
                 Bonds, 1998 Series H-2 Remarketed, 6.050%, 7/01/31
                 (Alternative Minimum Tax)

        2,000   Southern Minnesota Municipal Power Agency, Power Supply              1/03 at 102.00         Aaa            2,091,720
                 System Revenue Bonds, Series 1992B, 5.750%, 1/01/11

        2,350   Washington County Housing and Redevelopment Authority,               1/03 at 102.00         BBB            2,385,979
                 Minnesota, Pooled Housing and Redevelopment Limited Annual
                 Appropriation Tax and Revenue Bonds (Pooled Refunding Project),
                 Series 1992, 7.200%, 1/01/22

        5,170   Washington County Housing and Redevelopment Authority,              12/02 at 100.00       A3***            5,341,179
                 Minnesota, Lease Revenue Bonds (South Washington County
                 Schools Project), Series 1992, 7.400%, 12/01/14
                 (Pre-refunded to 12/01/02)



23

                            Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                                   Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MISSISSIPPI - 0.7%

$       4,000   Mississippi Hospital Equipment and Facilities Authority, Revenue    10/02 at 102.00         AAA         $  4,154,280
                 Bonds (Wesley Health Systems), Series 1992A, 6.050%, 4/01/12
                 (Pre-refunded to 10/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 4.2%

                Health and Educational Facilities Authority, Missouri, Revenue
                Bonds (SSM Health Care), Series 2001A:
        2,500    5.250%, 6/01/21                                                     6/11 at 101.00         AAA            2,522,300
        2,000    5.250%, 6/01/28                                                     6/11 at 101.00         AAA            1,998,200

        5,500   Industrial Development Authority, City of St. Louis, Missouri,      12/02 at 102.00         N/R            5,615,775
                 Industrial Revenue Refunding Bonds (Kiel Center Multipurpose
                 Arena Project), Series 1992, 7.625%, 12/01/09
                 (Alternative Minimum Tax)

                The City of St. Louis, Missouri, Airport Revenue Bonds (Airport
                Development Program), Series 2001A,:
        2,000    5.125%, 7/01/22                                                     7/11 at 100.00         AAA            1,994,880
        2,500    5.000%, 7/01/26                                                     7/11 at 100.00         AAA            2,416,450

       11,000   Municipal Finance Authority, City of St. Louis, Missouri, Leasehold  7/03 at 102.00         AAA           11,561,330
                 Revenue Bonds, Series 1993A, 6.000%, 7/15/13


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 0.7%

        4,000   Clark County, Nevada, Industrial Development Revenue                 6/02 at 102.00         AAA            4,093,720
                 Bonds (Nevada Power Company Project), Series 1992A,
                 6.700%, 6/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.5%

        2,905   New Hampshire Higher Educational and Health Facilities               7/02 at 100.00        BBB+            2,914,964
                 Authority, Hospital Revenue Bonds (Catholic Medical Center
                 Issue), Series 1989, 8.000%, 7/01/04


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.3%

        4,500   New Jersey Economic Development Authority, Insured Revenue           5/05 at 102.00         AAA            4,993,425
                 Bonds (Educational Testing Service Issue), Series 1995A,
                 6.000%, 5/15/25 (Pre-refunded to 5/15/05)

        4,310   New Jersey Housing and Mortgage Finance Agency, Multifamily         11/07 at 101.50         AAA            4,329,050
                 Housing Revenue Bonds,  1997 Series A, 5.650%, 5/01/40
                 (Alternative Minimum Tax)

          235   New Jersey Housing and Mortgage Finance Agency, Housing             11/02 at 102.00          A+              242,424
                 Revenue Refunding Bonds, 1992 Series One, 6.700%, 11/01/28

        1,000   Toms River Board of Education, New Jersey, General Obligation        7/07 at 100.00         AAA            1,111,400
                 Bonds, Series 1997, 5.750%, 7/15/21 (Pre-refunded to 7/15/07)

        3,685   The Union County Utilities Authority, New Jersey, Solid Waste        6/08 at 101.00         AAA            3,686,474
                 Facility Subordinated Lease Revenue Bonds (Ogden Martin
                 Systems of Union, Inc. Lessee), Series 1998A, 5.350%, 6/01/23
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.6%

        3,370   New Mexico Mortgage Finance Authority, Single Family Mortgage        7/05 at 102.00         AAA            3,490,478
                 Program Bonds, 1995 Series E, 6.300%, 7/01/17
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 18.0%

        1,800   Long Island Power Authority, New York, Electric System               6/08 at 101.00         AAA            1,797,642
                 General Revenue Bonds, Series 1998A, 5.125%, 12/01/22

        7,695   The City of New York, New York, General Obligation Bonds,              No Opt. Call           A            8,092,832
                 Fiscal 1995 Series E, 6.600%, 8/01/03

       17,365   The City of New York, New York, General Obligation Bonds,              No Opt. Call           A           19,465,644
                 Fiscal 1996 Series F, 7.000%, 2/01/06

       11,130   The City of New York, New York, General Obligation Bonds,            3/06 at 101.50           A           11,588,333
                 Fiscal 1996 Series I, 5.875%, 3/15/18

                The City of New York, New York, General Obligation Bonds, Fiscal
                1996 Series J1:
        9,000    5.875%, 2/15/19                                                     2/06 at 101.50           A            9,342,900
        3,820    5.500%, 2/15/26                                                     2/06 at 101.50           A            3,845,059

                The City of New York, New York, General Obligation Bonds, Fiscal
                1993 Series A:
        3,285    6.375%, 8/01/08 (Pre-refunded to 8/01/02)                           8/02 at 101.50         Aaa            3,374,516
        6,715    6.375%, 8/01/08                                                     8/02 at 101.50           A            6,887,978
          665    6.500%, 8/01/11 (Pre-refunded to 8/01/02)                           8/02 at 101.50         Aaa              683,334
        1,335    6.500%, 8/01/11                                                     8/02 at 101.50           A            1,369,803



24

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK (continued)

                The City of New York, New York, General Obligation Bonds, Fiscal
                1997 Series I:
$       7,505    6.250%, 4/15/27 (Pre-refunded to 4/15/07)                           4/07 at 101.00         Aaa         $  8,652,965
        4,515    6.250%, 4/15/27                                                     4/07 at 101.00           A            4,843,015

                The City of New York, New York, General Obligation Bonds, Fiscal
                1995 Series D:
          285    6.600%, 2/01/03                                                       No Opt. Call        A***              295,360
       10,465    6.600%, 2/01/03                                                       No Opt. Call           A           10,808,566

        1,370   New York City Municipal Water Finance Authority, New York,           6/07 at 101.00         AAA            1,409,675
                 Water and Sewer System Revenue Bonds, Fiscal 1997 Series B,
                 5.500%, 6/15/27

        3,150   New York City Municipal Water Finance Authority, New York,           6/05 at 101.00         AAA            3,494,201
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25 (Pre-refunded to 6/15/05)

        4,000   The Trust for Cultural Resources of the City of New York,            4/07 at 101.00         AAA            4,131,840
                 New York, Revenue Bonds (American Museum of Natural
                 History), Series 1997A, 5.650%, 4/01/27

        2,500   Dormitory Authority of the State of New York, City University        7/06 at 102.00         AA-            2,651,525
                 System Consolidated Third General Resolution Bonds,
                 1996 Series 2, 6.000%, 7/01/20

        7,635   New York State Medical Care Facilities Finance Agency,               5/05 at 102.00      AA-***            8,507,070
                 Mercy Medical Center Project Revenue Bonds, 1995 Series A,
                 5.875%, 11/01/15 (Pre-refunded to 5/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.1%

        2,550   Cumberland County, North Carolina, Hospital Facility Revenue        10/09 at 101.00          A-            2,505,630
                 Bonds (Cumberland County Hospital System, Inc.) (Cape Fear
                 Valley Health System), Series 1999, 5.250%, 10/01/19

        2,480   City of Durham, North Carolina, Urban Redevelopment Mortgage         8/07 at 105.00         AAA            2,659,106
                 Revenue Bonds (Durham Hosiery Mill Project) (FHA-Insured),
                 Series 1987, 7.500%, 8/01/29 (Alternative Minimum Tax)

        1,510   North Carolina Housing Finance Agency, Single Family Revenue         3/06 at 102.00          AA            1,565,100
                 Bonds (1985 Resolution), Series JJ, 6.450%, 9/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 1.0%

        4,920   North Dakota Housing Finance Agency, Mortgage Revenue Bonds          7/10 at 100.00         Aa3            5,072,225
                 (Housing Finance Program), Series 2000C, 6.150%, 7/01/31
                 (Alternative Minimum Tax)

        1,075   North Dakota Housing Finance Agency, Housing Finance                 1/07 at 102.00         Aa2            1,114,474
                 Program Bonds (Home Mortgage Finance Program),
                 1996 Series B, 6.400%, 1/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 3.2%

        2,000   Ohio Housing Finance Agency, Multifamily Housing                     1/08 at 102.00         Aa2            1,920,660
                 Mortgage Revenue Bonds (Courtyards of Kettering Project)
                 (FHA-Insured Mortgage Loan), Series 1998B-1, 5.550%, 1/01/40
                 (Alternative Minimum Tax)

        5,000   Ohio Water Development Authority, Ohio, Collateralized Water         8/02 at 102.00          A2            5,100,850
                 Development Revenue Refunding Bonds (The Dayton Power and
                 Light Company Project), 1992 Series A, 6.400%, 8/15/27

        6,750   Ohio Water Development Authority, Solid Waste Disposal               9/08 at 102.00         N/R            6,103,755
                 Revenue Bonds (Bay Shore Power Project), Convertible
                 Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)

        7,000   Ohio Water Development Authority, Solid Waste Disposal               9/09 at 102.00         N/R            6,899,200
                  Revenue Bonds (Bay Shore Power Project), Convertible
                 Series 1998B, 6.625%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.5%

        5,000   Oklahoma Student Loan Authority, Student Loan Revenue Bonds,         6/11 at 102.00         AAA            5,014,050
                 Senior Lien Series 2001-A1, 5.625%, 6/01/31

        1,000   Tulsa County Industrial Authority, Oklahoma, Recreational            9/02 at 102.00          AA            1,033,910
                 Facilities Revenue Bonds, Refunding Series 1992,
                 6.600%, 9/01/08

        2,990   Tulsa County Public Facilities Authority, Oklahoma,                 11/02 at 102.00          AA            3,111,424
                 Recreational Facilities Refunding Revenue Bonds,
                 Series 1992, 6.600%, 11/01/08


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 4.2%

       13,350   State of Oregon, General Obligation Elderly and Disabled             8/02 at 102.00          AA           13,730,876
                 Housing Bonds, 1992 Series B, 6.375%, 8/01/24

        4,180   State of Oregon, General Obligation Veterans Welfare                10/05 at 102.00          AA            4,388,039
                 Bonds, Series 75, 6.000%, 4/01/27



25

                            Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                                   Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                OREGON (continued)

$       5,080   Housing and Community Services Department, Oregon,                   1/10 at 100.00         Aa2         $  5,289,550
                 Mortgage Revenue Bonds (Single Family Mortgage Program),
                 Series 2000F, 6.250%, 7/01/28 (Alternative Minimum Tax)

        2,395   Portland, Oregon, Limited Tax Improvement Bonds,                     6/06 at 100.00         Aa2            2,476,693
                 1996 Series A, 5.550%, 6/01/16


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.6%

        2,400   Beaver County Industrial Development Authority, Pennsylvania,        7/05 at 102.00           A            2,592,096
                 Collateralized Pollution ControlRevenue Refunding Bonds (The
                 Cleveland Electric Illuminating Company - Beaver Valley
                 Project), Series 1995-A, 7.750%, 7/15/25

        1,050   Delaware Valley Regional Finance Authority, Pennsylvania,              No Opt. Call         AAA            1,119,762
                 Local Government Revenue Bonds, Series 1997B, 5.700%,7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.2%

        1,375   Puerto Rico Electric Power Authority, Power Revenue Bonds,           7/05 at 100.00          A-            1,388,998
                 Series X, 5.500%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 6.5%

       15,445   Greenville County School District, South Carolina, Installment      12/12 at 101.00         AA-           16,485,066
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/17

        2,135   School District No. 4 of Lexington County, South Carolina,           7/04 at 102.00        Baa2            2,326,680
                 Certificates of Participation, Series 1994, 7.000%, 7/01/12

        7,600   Piedmont Municipal Power Agency, South Carolina, Electric            7/02 at 100.00         AAA            6,214,292
                 Revenue Refunding Bonds, Series 1991, 4.000%, 1/01/23

       15,000   Tobacco Settlement Revenue Management Authority,                     5/11 at 101.00          A1           15,038,700
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 2.7%

        5,850   South Dakota Housing Development Authority, Homeownership            5/07 at 102.00         AAA            5,900,135
                 Mortgage Bonds, 1997 Series F, 5.800%, 5/01/28 (Alternative
                 Minimum Tax)

                South Dakota Building Authority, Revenue Bonds, Series 1992:
          510    6.700%, 9/01/17 (Pre-refunded to 9/01/02)                           9/02 at 102.00         AAA              528,947
        9,860    6.700%, 9/01/17 (Pre-refunded to 9/01/04)                           9/04 at 100.00         AAA           10,194,353


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.3%

        1,500   Memphis-Shelby County Airport Authority, Tennessee, Airport          3/10 at 101.00         AAA            1,599,900
                 Revenue Bonds, Series 1999D, 6.000%, 3/01/19 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 8.7%

          615   Baytown Housing Finance Corporation, Texas, Single Family            9/02 at 103.00         Aa2              643,960
                 Mortgage Revenue Refunding Bonds, Series 1992-A,
                 8.500%, 9/01/11

       10,000   Coppell Independent School District, Dallas County, Texas,             No Opt. Call         AAA            2,208,300
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 2001, 0.000%, 8/15/28

        3,345   City of Forth Worth, Texas, Water and Sewer Revenue Bonds,           2/12 at 100.00          AA            3,516,933
                 Series 2001, 5.625%, 2/15/19

        1,635   Garland Independent School District, Dallas County, Texas,           2/07 at 100.00         AAA            1,486,820
                 Unlimited Tax School Building Bonds, Series 1997-A,
                 4.000%, 2/15/15

        2,800   Houston Sports Authority, Harris County, Texas, Senior Lien         11/11 at 100.00         AAA            2,749,152
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30

          940   Hidalgo County Housing Finance Corporation, Texas, Single Family     4/04 at 102.00         Aaa              966,405
                 Mortgage Revenue Bonds (GNMA and FNMA Collateralized),
                 Series 1994A, 7.000%, 10/01/27 (Alternative Minimum Tax)



26

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

                City of Houston, Texas, Hotel Occupancy Tax and Special Revenue
                Bonds (Convention Project), Series 2001B:
$      25,850    0.000%, 9/01/25                                                       No Opt. Call         AAA         $  6,807,856
       26,610    0.000%, 9/01/26                                                       No Opt. Call         AAA            6,587,306

        1,000   Humble Independent School District, Harris County, Texas,            2/10 at 100.00         AAA              811,330
                 Unlimited Tax Schoolhouse Bonds, 1997 Series II, 3.500%, 2/15/18

        6,185   Keller Independent School District, Tarrant County, Texas,           8/11 at 100.00         AAA            6,138,365
                 Refunding Bonds (General Obligation - Unlimited Tax), Series 2001,
                 5.250%, 8/15/26

        2,000   Pearland Independent School District, Brazoria County, Texas,        2/11 at 100.00         AAA            2,004,720
                 Unlimited Tax Schoolhouse Bonds, 2001 Series A, 5.250%, 2/15/22

        1,235   Port Arthur Housing Finance Corporation, Texas, Single               9/02 at 103.00          A2            1,296,305
                 Family Mortgage Revenue Refunding Bonds, Series 1992,
                 8.700%, 3/01/12

        3,935   Spring Branch Independent School District, Harris County,            2/11 at 100.00         AAA            3,839,655
                 Texas, Limited Tax Schoolhouse and Refunding Bonds, Series 2001,
                 5.125%, 2/01/26

        7,490   State of Texas, General Obligation Veterans Housing Assistance      12/03 at 102.00         Aa1            7,885,322
                 Bonds, Series 1993, 6.800%, 12/01/23 (Alternative Minimum Tax)

        3,900   State of Texas, General Obligation Veterans Housing Assistance      12/11 at 101.00         Aa1            3,726,840
                 Bonds (Fund II), Series 2001C1, 5.200%, 12/01/21
                 (Alternative Minimum Tax)

                Weatherford Independent School District, Parker County, Texas,
                Unlimited Tax School Building and Refunding Bonds, Series 2001:
        6,945    0.000%, 2/15/25                                                      2/11 at 44.73         AAA            1,833,341
        6,945    0.000%, 2/15/27                                                      2/11 at 39.75         AAA            1,622,838


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 2.2%

        6,000   Redevelopment Agency of Salt Lake County, Utah, Central              9/02 at 102.00           A            6,087,480
                 Business District Neighborhood Redevelopment Junior Lien
                 Tax Increment Bonds, Series 1992A, 5.800%, 3/01/15

        1,620   Utah Housing Finance Agency, Single Family Mortgage                  7/04 at 102.00         AAA            1,655,932
                 Bonds (Federally Insured or Guaranteed Mortgage Loans),
                 1994 Issue B, 6.450%, 7/01/14

        1,155   Utah Housing Finance Agency, Single Family Mortgage Bonds,           7/07 at 101.50         AAA            1,184,395
                 1997 Series E2 (Class I), 5.875%, 1/01/19 (Alternative
                 Minimum Tax)

        1,410   Utah Housing Finance Agency, Single Family Mortgage Bonds,           1/09 at 101.50         AAA            1,430,375
                 1997 Series C, 5.600%, 7/01/18 (Alternative Minimum Tax)

        3,000   Municipal Building Authority, Weber County, Utah, Lease             12/04 at 102.00         AAA            3,437,160
                 Revenue Bonds, Series 1994, 7.500%, 12/15/19 (Pre-refunded to 12/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 1.1%

        6,620   Vermont Housing Finance Agency, Single Family Housing               11/02 at 102.00          A+            6,702,088
                 Bonds, Series 4, 6.400%, 11/01/25


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 1.2%

        7,635   Public Hospital District No. 2, King County, Washington, General     6/11 at 101.00         AAA            7,272,414
                 Obligation Limited Tax Bonds (Evergreen Healthcare),
                 Series 2001A, 5.000%, 12/01/30


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.3%

        7,000   The County Commission of Harrison County, West Virginia,             5/03 at 102.00         AAA            7,335,020
                 Solid Waste Disposal Revenue Bonds (The Potomac Edison
                 Company Harrison Station Project), Series B, 6.250%, 5/01/23
                 (Alternative Minimum Tax)

        1,000   The County Commission of Pleasants County, West Virginia,            4/09 at 101.00         AAA            1,006,650
                 Pollution Control Revenue Bonds (West Penn Power Company
                 Pleasants Station Project), 1999 Series E, 5.500%, 4/01/29
                 (Alternative Minimum Tax)



27

                            Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                                   Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WISCONSIN - 0.7%

$         855   Wisconsin Housing and Economic Development Authority, Home           1/05 at 102.00          AA         $    884,630
                 Ownership Revenue Bonds, 1995  Series B, 7.100%, 9/01/15
                 (Alternative Minimum Tax)

        3,215   Wisconsin Health and Educational Facilities Authority, Revenue       2/07 at 102.00         AAA            3,328,292
                 Bonds (Marshfield Clinic Project), Series 1997, 5.625%, 2/15/17
------------------------------------------------------------------------------------------------------------------------------------
$   1,123,536   Total Investments (cost $889,121,507) - 150.2%                                                           929,004,247
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.9%                                                                      36,607,629
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (56.1)%                                                       (347,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $618,611,876
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.



                            Nuveen Premium Income Municipal Fund 4, Inc. (NPT)

                            Portfolio of
                                    INVESTMENTS April 30, 2002 (Unaudited)



   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 6.1%

$       5,035   Alabama Higher Education Loan Corporation, Student Loan                No Opt. Call         AAA         $  5,332,417
                 Revenue Refunding Bonds, Series 1994-D, 5.850%, 9/01/04
                 (Alternative Minimum Tax)

        2,500   Alabama Housing Finance Authority, Multifamily Housing               2/11 at 102.00         AAA            2,524,475
                 Revenue Bonds (South Bay Apartments Project), 2000 Series K,
                 5.950%, 2/01/33 (Alternative Minimum Tax)

       11,745   Alabama Special Care Facilities Financing Authority, Birmingham,    11/05 at 101.00         Aaa           11,561,543
                 Alabama, Hospital Revenue Bonds (Daughters of Charity
                 National Health System - Providence Hospital and St. Vincent's
                 Hospital), Series 1995, 5.000%, 11/01/25

        5,150   Alabama 21st Century Authority, Tobacco Settlement Revenue          12/11 at 101.00         Aa1            5,182,188
                 Bonds, Series 2001, 5.750%, 12/01/16

       11,000   The DCH Health Care Authority, Alabama, Healthcare Facilities       12/02 at 102.00          A+           10,952,810
                 Revenue Bonds, Series 1993-B, 5.750%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.1%

          230   Arkansas Development Finance Authority, Single Family Mortgage       8/02 at 102.00          AA              237,454
                 Revenue Refunding Bonds (FHA-Insured or VA Guaranteed
                 Mortgage Loans), 1991 Series A, 8.000%, 8/15/11

          228   Residential Housing Facilities Board, Jacksonville, Arkansas,        7/03 at 103.00         Aaa              237,497
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 1993A, 7.900%, 1/01/11

          368   Residential Housing Facilities Board, Lonoke County, Arkansas,       4/05 at 103.00         Aaa              386,478
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 1993A, 7.900%, 4/01/11


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 4.2%

        4,780   Foothill-Eastern Transportation Corridor Agency, California,           No Opt. Call         AAA            2,721,636
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14

                Community Redevelopment Financing Authority of the Community
                Redevelopment Agency of Los Angeles, California, Multifamily
                Housing Bonds (Grand Central Square), 1993 Series A:
          500    5.750%, 12/01/13 (Alternative Minimum Tax)                          6/03 at 102.00          BB              483,370
        3,705    5.900%, 12/01/26 (Alternative Minimum Tax)                          6/02 at 100.00          A+            3,719,153
                 (Pre-refunded to 6/01/02)

        4,500   Los Angeles County Transportation Commission, California,            7/02 at 102.00         Aaa            4,630,455
                 Proposition C Sales Tax Revenue Bonds (Second Senior Bonds),
                 Series 1992-A, 6.750%, 7/01/19 (Pre-refunded to 7/01/02)

        1,715   Housing Authority of Merced County, California, Multifamily          1/04 at 102.00         Aaa            1,756,812
                 Housing Refunding Revenue Bonds (Belmont Park Apartments
                 Project), Series 1993A, 5.875%, 1/01/19

        5,000   Airports Commission of the City and County of San Francisco,         5/04 at 101.00         AAA            5,339,750
                 California, Second Series Revenue Bonds (San Francisco
                 International Airport), Issue 8A, 6.300%, 5/01/25
                 (Alternative Minimum Tax)

        3,545   Redevelopment Agency of the City of San Leandro, California,         6/03 at 102.00          A-            3,715,975
                 1993 Tax Allocation Bonds (Plaza 1 and Plaza 2 Redevelopment
                 Projects), Series A, 6.125%, 6/01/23

        1,945   South Gate Public Financing Authority, Los Angeles County,             No Opt. Call         AAA            2,260,226
                 California, Water Revenue Refunding Bonds, 1996 Series A,
                 6.000%, 10/01/12


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 3.0%

        3,390   Colorado Housing and Finance Authority, Senior Single Family        10/09 at 105.00         Aa2            3,760,866
                 Program Bonds, 1999 Series C-3, 6.750%, 10/01/21

        3,040   City and County of Denver, Colorado, Airport System Revenue            No Opt. Call           A            3,653,989
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992C:
        1,100    6.750%, 11/15/22 (Alternative Minimum Tax)                         11/02 at 102.00         Aaa            1,150,292
                 (Pre-refunded to 11/15/02)
        4,140    6.750%, 11/15/22 (Alternative Minimum Tax)                         11/02 at 102.00           A            4,295,333

        4,345   El Paso County School No. 20 Academy, Colorado, General             12/12 at 100.00         AAA            4,511,500
                 Obligation Bonds, Series 2002, 5.250%, 12/15/17




29

                            Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                                   Portfolio of INVESTMENTS April 30, 2002 (Unaudited)


   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONNECTICUT - 0.5%

$       3,000   Connecticut Housing Finance Authority, Housing Mortgage              5/06 at 102.00         AAA         $  3,172,890
                 Finance Program Bonds, 1996 Series C-2, 6.250%, 11/15/18


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 7.0%

        6,000   District of Columbia, Washington D.C., General Obligation              No Opt. Call         AAA            6,562,140
                 Bonds, Series 1993B2, 5.500%, 6/01/10

        3,240   District of Columbia, Hospital Revenue Refunding Bonds               8/02 at 102.00       A-***            3,453,224
                 (Medlantic Healthcare Group, Inc. Issue), Series 1992B,
                 6.750%, 8/15/07 (Pre-refunded to 8/15/02)

        4,250   District of Columbia, Hospital Revenue Refunding Bonds               8/06 at 102.00         AAA            4,741,300
                 (Medlantic Healthcare Group, Inc. Issue), Series 1993A,
                 5.750%, 8/15/14

                District of Columbia, Washington, D.C., General Obligation Refunding
                Bonds, Series 1993A:
        1,585    6.000%, 6/01/07                                                       No Opt. Call         AAA            1,772,632
        7,215    6.000%, 6/01/07                                                       No Opt. Call         AAA            8,026,471

                District of Columbia, Washington D.C., General Obligation Bonds,
                Series 1993E:
          325    6.000%, 6/01/09 (Pre-refunded to 6/01/03)                           6/03 at 102.00         AAA              345,160
            5    6.000%, 6/01/09                                                     6/03 at 102.00         AAA                5,288
        4,485    6.000%, 6/01/09                                                     6/03 at 102.00         AAA            4,771,502

          935   District of Columbia Housing Finance Agency, Collateralized         12/04 at 103.00         AAA              966,697
                 Single Family Mortgage Revenue Bonds,  Series 1988F-1,
                 5.850%, 12/01/14 (Alternative Minimum Tax)

        4,500   District of Columbia, University Revenue Refunding Bonds            10/02 at 102.00         AAA            4,686,300
                 (The Howard University Issue), Series 1992A,
                 6.750%, 10/01/12 (Pre-refunded to 10/01/02)

                District of Columbia, University Revenue Bonds (Georgetown
                University Issue), Series 2001A:
        9,670    0.000%, 4/01/26                                                      4/11 at 42.15         AAA            2,384,332
       15,235    0.000%, 4/01/30                                                      4/11 at 32.93         AAA            2,923,597


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 4.3%

        9,000   Jacksonville Electric Authority, Florida, Water and Sewer           10/05 at 100.00         Aa3            9,017,730
                 System Revenue Bonds, 2001 Series A, 5.200%, 10/01/20

        5,000   Industrial Development Authority, Martin County, Florida,           12/04 at 102.00        BBB-            5,162,750
                 Industrial Development Revenue Bonds (Indiantown
                 Cogeneration L.P. Project), Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)

        1,380   Miami-Dade County Housing Finance Authority, Florida,                1/11 at 102.00         AAA            1,435,421
                 Multifamily Revenue Bonds (Sunset Bay Apartments Project),
                 Series 2000-5A, 5.850%, 7/01/20 (Alternative Minimum Tax)

        9,500   City of Sunrise, Florida, Utility System Revenue Refunding          10/18 at 100.00         AAA            9,320,640
                 Bonds, Series 1998, 5.000%, 10/01/28


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.4%

        3,400   City of Atlanta, Georgia, Water and Wastewater Revenue                 No Opt. Call         AAA            3,627,800
                 Bonds, Series 1999A, 5.500%, 11/01/22

          670   Development Authority of Burke County, Georgia, Pollution Control      No Opt. Call         AAA              695,574
                 Revenue Bonds (Oglethorpe Power Corporation Vogtle Project),
                 Series 1992, 7.500%, 1/01/03

        2,880   Municipal Electric Authority of Georgia, General Power Revenue         No Opt. Call           A            3,677,731
                 Bonds, Series 1992B, 8.250%, 1/01/11

        5,500   Municipal Electric Authority of Georgia, General Power Revenue         No Opt. Call         AAA            6,002,095
                 Bonds, Series 1993B, 5.700%, 1/01/19


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.9%

                City and County of Honolulu, Hawaii, General Obligation Bonds,
                Refunding and Improvement Series 1993B:
        1,580    5.000%, 10/01/13                                                      No Opt. Call         Aaa            1,681,120
        3,420    5.000%, 10/01/13                                                      No Opt. Call         AA-            3,594,694


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.9%

        4,000   Board of Education of the City of Chicago, Illinois, General           No Opt. Call         AAA            4,609,320
                 Obligation Lease Certificates, 1992 Series A, 6.250%, 1/01/15

        5,550   City of Chicago, Illinois, Midway Airport Revenue Bonds,             1/11 at 101.00         AAA            5,279,438
                 Series 2001A, 5.125%, 1/01/26 (Alternative Minimum Tax)

        5,000   City of Chicago, Illinois, Sales Tax Revenue Bonds, Series 1998,     7/08 at 102.00         AAA            4,937,150
                 5.250%, 1/01/28



30

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

                Cook County School District No. 99, Cicero, Illinois, General Obligation
                School Bonds, Series 1997:
$       1,455    8.500%, 12/01/13                                                      No Opt. Call         Aaa         $  1,968,018
        1,685    8.500%, 12/01/15                                                      No Opt. Call         Aaa            2,310,101

        6,205   Illinois Development Finance Authority, Revenue Bonds (Greek         4/11 at 105.00         Aaa            7,339,584
                 American Nursing Home Project),  Series 2000A, 7.600%, 4/20/40

        1,645   Illinois Development Finance Authority, Child Care Facility Revenue  9/02 at 102.00         N/R            1,687,754
                  Bonds (Illinois Facilities Fund Project), Series 1992,
                  7.400%, 9/01/04

        1,615   Illinois Educational Facilities Authority, Revenue Bonds (Chicago    7/02 at 100.00         AAA            1,771,897
                 College of Osteopathic Medicine), Series A, 8.750%, 7/01/05

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds       10/03 at 102.00       A-***            3,180,210
                 (Illinois Masonic Medical Center), Series 1993, 5.500%, 10/01/19
                 (Pre-refunded to 10/01/03)

        2,000   Illinois Health Facilities Authority, Revenue Bonds (Trinity         7/02 at 102.00     Baa2***            2,057,360
                 Medical Center), Series 1992, 7.000%, 7/01/12
                 (Pre-refunded to 7/01/02)

                Illinois Health Facilities Authority, Revenue Refunding Bonds
                (Lutheran General Health System), Series 1993C:
        5,705    7.000%, 4/01/08                                                       No Opt. Call          A+            6,465,305
        4,075    7.000%, 4/01/14                                                       No Opt. Call          A+            4,814,083

        8,190   Illinois Housing Development Authority, Multifamily Program          9/04 at 102.00          A+            8,550,770
                 Bonds, Series 5, 6.650%, 9/01/14
        3,410   Illinois Housing Development Authority, Section 8 Elderly           11/02 at 102.00           A            3,489,896
                 Housing Revenue Bonds (Skyline Towers Apartments),
                 Series 1992B, 6.875%, 11/01/17

        2,130   Illinois Housing Development Authority, Section 8 Elderly            1/03 at 102.00        A***            2,238,353
                 Housing Revenue Bonds (Morningside North Development),
                 Series 1992D, 6.600%, 1/01/07 (Pre-refunded to 1/01/03)

        2,025   Long Creek Township, Macon County, Illinois, Waterworks              5/03 at 100.00         N/R            2,050,738
                 Refunding Revenue Bonds, Series 1993, 7.250%, 5/01/23

        3,050   Regional Transportation Authority, Cook, DuPage, Kane, Lake,           No Opt. Call         AAA            3,826,927
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1990A, 7.200%, 11/01/20

       14,375   Village of Wheeling, Illinois, Multifamily Housing Revenue           2/03 at 100.00         AAA           14,451,619
                 Bonds (FHA-Insured Mortgage Loan - Arlington Club Project),
                 Series 1993A, 6.400%, 2/01/40

        3,735   Wood River Township Hospital, Madison County, Illinois,              2/04 at 102.00         N/R            3,063,746
                 General Obligation Bonds (Alternate Revenue Source),
                 Series 1993, 6.625%, 2/01/14

        3,725   Wood River Township Hospital, Madison County, Illinois,              2/04 at 102.00         N/R            3,022,465
                 General Obligation Tort Immunity Bonds, Series 1993,
                 6.500%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 6.1%

        2,250   Indiana Bond Bank, Special Program Bonds, Series 1992B,              2/03 at 102.00       A+***            2,377,485
                 6.750%, 8/01/12 (Pre-refunded to 2/01/03)

       22,000   Indiana Health Facility Financing Authority, Hospital Revenue        8/10 at 101.50         AAA           22,155,320
                 Bonds (Clarian Health Obligated Group), Series 2000A,
                 5.500%, 2/15/30

        3,200   Indiana Health Facility Financing Authority, Hospital Revenue        9/02 at 102.00       A1***            3,324,160
                 Refunding Bonds (The Methodist Hospitals, Inc.), Series 1992,
                 6.750%, 9/15/09 (Pre-refunded to 9/15/02)

        2,100   City of Indianapolis, Indiana, Economic Development Revenue          7/03 at 103.00         N/R            1,647,849
                 Bonds (The Meadows - Section 8 Assisted Project), Series 1993A,
                 6.000%, 7/01/23 (Alternative Minimum Tax)

        2,000   Hospital Authority of the City of Kokomo, Indiana, Hospital          8/03 at 102.00      N/R***            2,150,320
                 Revenue Refunding Bonds (St. Joseph Hospital and Health
                 Center of Kokomo), Series 1993, 6.250%, 8/15/05

        3,615   Mooresville Consolidated School Building Corporation, Morgan         1/04 at 101.00      N/R***            3,869,460
                 County, Indiana, First Mortgage Bonds, Series 1994A,
                 6.200%, 7/15/15 (Pre-refunded to 1/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.7%

          275   City of Davenport, Iowa, Home Ownership Mortgage Revenue             9/04 at 102.00         Aa2              283,707
                 Refunding Bonds, Series 1994,  7.900%, 3/01/10

        3,600   Iowa Finance Authority, Hospital Revenue Bonds (Trinity Regional     7/02 at 102.00      N/R***            3,701,664
                 Hospital Project), Series 1993, 7.000%, 7/01/12
                 (Pre-refunded to 7/01/02)



31

                            Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                                   Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                KANSAS - 3.2%

$         710   Johnson County, Kansas, Single Family Mortgage Revenue               5/04 at 103.00         Aa2         $    740,530
                 Refunding Bonds, Series 1994, 7.100%, 5/01/12

                Kansas Development Finance Authority, Multifamily Housing
                Refunding Revenue Bonds (First Kansas State Partnership
                L.P. Project), Series 1998Y:
        7,910    6.000%, 12/01/20 (Alternative Minimum Tax)                         12/08 at 101.00         N/R            7,231,797
        2,460    6.125%, 12/01/28 (Alternative Minimum Tax)                         12/08 at 101.00         N/R            2,223,520

          500   Labette County, Kansas, Single Family Mortgage Revenue               6/03 at 103.00         Aa2              517,055
                 Refunding Bonds, 1993 Series A, 8.400%, 12/01/11

        2,000   City of Olathe, Kansas, Health Facilities Revenue Bonds (Olathe      9/10 at 100.00         AAA            2,032,580
                 Medical Center Project), Series 2000A, 5.500%, 9/01/25

        6,825   Unified School District No. 259, Wichita, Sedgwick County,           9/10 at 100.00          AA            5,807,802
                 Kansas, General Obligation Bonds, Series 2000,
                 3.500%, 9/01/16


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.4%

        2,285   Kentucky Housing Corporation, Housing Revenue Bonds,                 7/06 at 102.00         AAA            2,380,307
                 1996 Series A, 6.375%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.6%

        3,215   Clover Dale Housing Corporation, Louisiana, 1995 Multifamily        10/02 at 100.00         AA-            3,225,931
                 Mortgage Revenue Refunding Bonds (Clover Dale Plaza)
                 (FHA-Insured Mortgage - Section 8 Assisted Project), Series A,
                 6.550%, 2/01/22

        5,815   Orleans Levee District (A Political Subdivision of the State        12/05 at 103.00         AAA            6,256,533
                 of Louisiana), Public Improvement Bonds, Series 1986,
                 5.950%, 11/01/14


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 3.8%

        7,520   Maine Educational Loan Marketing Corporation, Subordinate              No Opt. Call          A2            8,001,581
                 Student Loan Revenue Bonds, Series 1994-2, 6.250%, 11/01/06
                 (Alternative Minimum Tax)

       13,835   Maine State Housing Authority, Mortgage Purchase Bonds,              5/10 at 100.00         AA+           14,251,295
                 2000 Series C-1, 6.050%, 11/15/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.9%

        4,425   Maryland Department of Housing and Community Development,            1/07 at 102.00         Aa2            4,643,241
                 Community Development Administration, Housing Revenue
                 Bonds, Series 1996A, 5.875%, 7/01/16

        2,900   Maryland Department of Housing and Community Development,            7/07 at 102.00         Aa2            2,933,350
                 Community Development  Administration, Housing Revenue
                 Bonds, Series 1997A, 6.000%, 7/01/39 (Alternative Minimum Tax)

        6,800   Housing Opportunities Commission of Montgomery County,               7/06 at 102.00         Aa2            7,098,520
                 Maryland, Multifamily Housing Revenue Bonds, 1996 Series B,
                 6.400%, 7/01/28 (Alternative Minimum Tax)

        2,315   Housing Opportunities Commission of Montgomery County,               7/10 at 100.00         Aaa            2,424,476
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.125%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.4%

        2,000   Massachusetts Housing Finance Agency, Housing Project                4/03 at 102.00          A+            2,091,500
                 Revenue Bonds, Refunding Series 1993A, 6.300%, 10/01/13


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 7.9%

        5,000   City of Detroit, Michigan, Convention Facility Limited Tax           9/03 at 102.00         AAA            5,151,650
                 Revenue Refunding Bonds (Cobo Hall Expansion Project),
                 Series 1993, 5.250%, 9/30/12

       10,225   City of Detroit, Michigan, Water Supply System Revenue               7/07 at 101.00         AAA            9,804,753
                 Bonds (Senior Lien), Series 1997-A, 5.000%, 7/01/27

                City of Hancock Hospital Finance Authority, Michigan,
                FHA-Insured Mortgage Hospital Revenue Bonds (Portage Health
                System, Inc.), Series 1998:
        2,545    4.625%, 8/01/18                                                     8/08 at 100.00         AAA            2,589,207
        4,400    5.450%, 8/01/47                                                     8/08 at 100.00         AAA            4,398,108

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue            No Opt. Call        BBB-            2,007,740
                 and Refunding Bonds (The Detroit Medical Center Obligated
                 Group), Series 1993B, 5.000%, 8/15/03

        3,150   Michigan State Hospital Finance Authority, Hospital Revenue          8/02 at 102.00         AAA            3,239,523
                 and Refunding Bonds (Bon Secours Health System Project),
                 Series 1992, 6.100%, 8/15/22



32

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MICHIGAN (continued)

$      10,500   Michigan State Hospital Finance Authority, Hospital Revenue          8/08 at 101.00        BBB-         $  8,571,255
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.250%, 8/15/23

        3,750   Michigan Strategic Fund, Limited Obligation Refunding                6/03 at 102.00         AAA            3,958,238
                 Revenue Bonds (Consumers Power Company Project),
                 Collateralized Series 1993B, 5.800%, 6/15/10

        6,000   Monroe County, Michigan, Pollution Control Revenue Bonds             9/03 at 102.00         AAA            6,378,240
                 (The Detroit Edison Company Project), Series CC-1992,
                 6.550%, 9/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.6%

        4,670   Housing Finance Board, Minneapolis-St. Paul, Minnesota,             11/07 at 102.00         AAA            4,729,402
                 Single Family Mortgage Revenue Bonds (FNMA and GNMA
                 Backed Program - Phase XI-AB), 5.800%, 11/01/30 (Alternative
                 Minimum Tax)

        3,500   Minneapolis-St. Paul Metropolitan Airports Commission,               1/11 at 100.00         AAA            3,520,335
                 Minnesota, Airport Revenue Bonds, Series 2001A, 5.250%, 1/01/25

        4,000   Minneapolis Community Development Agency, Minnesota,                12/02 at 102.00          A-            4,136,880
                 Limited Tax Supported Development  Revenue Bonds (Common
                 Bond Fund), Series 1992G-3, 7.375%, 12/01/12

        2,720   City of Minnetonka, Minnesota, Multifamily Housing Revenue          12/04 at 102.00         AAA            2,836,389
                 Refunding Bonds (Brier Creek Project) (GNMA Collateralized
                 Mortgage Loan), Series 1994A, 6.450%, 6/20/24


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.3%

        2,000   Mississippi Higher Education Assistance Corporation, Student         9/02 at 102.00         Aaa            2,053,160
                 Loan Revenue Bonds, Senior Series 1993-B, 5.800%, 9/01/06
                 (Alternative Minimum Tax)

        5,180   State of Mississippi, General Obligation Bonds, Refunding              No Opt. Call          AA            5,600,512
                 Series 2002A, 5.500%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3%

        2,000   The City of St. Louis, Missouri, Airport Revenue Bonds (Airport      7/11 at 100.00         AAA            1,933,160
                  Development Program), Series 2001A, 5.000%, 7/01/26


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 2.5%

        9,000   Nebraska Higher Education Loan Program, Inc., Senior Subordinate       No Opt. Call         AAA            9,855,720
                  Bonds, Series A-5A, 6.250%, 6/01/18 (Alternative Minimum Tax)

        4,405   Nebraska Investment Finance Authority, Single Family Housing         3/07 at 101.50         AAA            4,444,425
                 Revenue Bonds, 1998 Series F, 5.600%, 9/01/20 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.2%

        4,500   Clark County School District, Nevada, General Obligation School        No Opt. Call         AAA            5,385,105
                 Improvement Bonds, Series 1991A, 7.000%, 6/01/10

        1,645   Nevada Housing Division, Single Family Program Senior Bonds,         4/04 at 102.00          A1            1,708,678
                 1993 Issue B, 6.200%, 10/01/15


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.2%

        1,110   New Hampshire Housing Finance Authority, Single Family               1/07 at 102.00         Aa2            1,161,859
                 Mortgage Acquisition Revenue Bonds, 1996 Series C,
                 6.200%, 7/01/16 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 0.4%

        2,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                 No Opt. Call         AAA            2,378,900
                 Series 1991C, 6.500%, 1/01/16


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.2%

          130   New Mexico Educational Assistance Foundation, Student               12/02 at 101.00          A2              134,079
                 Loan Revenue Bonds, Series 1992 (Subordinate Series One B),
                 6.850%, 12/01/05 (Alternative Minimum Tax)

          945   New Mexico Mortgage Finance Authority, Single Family                 7/02 at 102.00         AAA              962,530
                 Mortgage Purchase Refunding Senior Bonds, 1992 Series A2,
                 6.900%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 17.1%

       30,050   Atlas Community Housing Opportunity Trust, New York,                 6/09 at 100.00         N/R           19,833,000
                 Class A Certificates, Series 1999-1, 6.750%, 6/01/34
                 (Optional put 6/01/09)##

       10,000   Industrial Development Agency, Erie County, New York,               12/10 at 103.00         N/R            3,362,500
                 Solid Waste Disposal Facility Revenue Bonds (1998 CanFibre
                 of Lackawanna Project), 9.050%, 12/01/25 (Alternative
                 Minimum Tax)#

           85   The City of New York, New York, General Obligation Bonds,              No Opt. Call           A               86,584
                 Fiscal 1991 Series D, 9.500%, 8/01/02



33

                            Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                                   Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK (continued)

$       1,000   The City of New York, New York, General Obligation Bonds,              No Opt. Call           A         $  1,089,600
                 Fiscal 1995 Series A, 7.000%, 8/01/04

        3,500   The City of New York, New York, General Obligation Bonds,              No Opt. Call           A            3,692,115
                 Fiscal 1996 Series B, 6.750%, 8/15/03

       14,310   The City of New York, New York, General Obligation Bonds,              No Opt. Call           A           15,551,106
                 Fiscal 1996 Series F, 6.500%, 2/01/05

       16,915   New York City Transitional Finance Authority, New York, Future       5/08 at 101.00         AA+           16,375,242
                 Tax Secured Bonds, Fiscal 1998 Series C, 5.000%, 5/01/26

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal 2000 Series C:
        3,850    5.875%, 11/01/16                                                    5/10 at 101.00         AA+            4,238,966
        5,000    5.500%, 11/01/24                                                    5/10 at 101.00         AA+            5,161,100

        8,395   New York State Medical Care Facilities Finance Agency,               8/02 at 102.00         AAA            8,595,808
                 Hospital and Nursing Home FHA-Insured Mortgage Revenue
                 Bonds, 1992 Series B, 6.200%, 8/15/22

        4,200   New York State Medical Care Facilities Finance Agency,               2/05 at 102.00          AA            4,406,850
                 FHA-Insured Mortgage Project Revenue Bonds, 1995 Series B,
                 6.150%, 2/15/35

                New York State Medical Care Facilities Finance Agency, Hospital
                and Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series
                A:
        4,875    6.200%, 2/15/21 (Pre-refunded to 2/15/04)                           2/04 at 102.00       AA***            5,294,786
        3,365    6.200%, 2/15/21                                                     2/04 at 102.00          AA            3,580,528

        7,500   New York State Thruway Authority, General Revenue Bonds,             1/05 at 102.00         AAA            8,310,750
                 Series C, 6.000%, 1/01/15 (Pre-refunded to 1/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.4%

        2,000   North Carolina Municipal Power Agency Number 1, Catawba                No Opt. Call         AAA            2,256,880
                 Electric Revenue Bonds, Series 1992, 6.000%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.1%

          380   City of Minot, North Dakota, Single Family Mortgage Revenue          8/03 at 102.00         Aa2              392,304
                 Refunding Bonds, Series 1993,  7.700%, 8/01/10


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.3%

        4,500   Akron, Bath and Copley Joint Township Hospital District, Ohio,      11/02 at 102.00        Baa1            4,617,540
                 Hospital Facilities Revenue Bonds (Summa Health System
                 Project), Series 1992, 6.250%, 11/15/07

        9,000   City of Cleveland, Ohio, Airport System Revenue Bonds,               1/10 at 101.00         AAA            8,674,200
                 Series 2000A, 5.000%, 1/01/31

        3,000   Franklin County, Ohio, Development Revenue Bonds                    10/09 at 101.00           A            3,179,010
                 (American Chemical Society Project), Series 1999,
                 5.800%, 10/01/14

        1,000   Franklin County, Ohio, Multifamily Housing Mortgage Revenue          1/05 at 103.00          Aa              964,110
                  Bonds (Hamilton Creek Apartments Project) (FHA-Insured
                 Mortgage Loan), Series 1994A, 5.550%, 7/01/24
                 (Alternative Minimum Tax)

        2,730   Ohio Housing Finance Agency, Residential Mortgage Revenue            3/05 at 102.00         Aaa            2,861,177
                 Bonds (GNMA Mortgage-Backed  Securities Programs),
                 1995 Series A-1, 6.300%, 9/01/17

        4,370   City of Toledo, Ohio, Various Purpose Improvement Bonds             12/04 at 102.00         AAA            4,764,917
                 (General Obligation - Limited Tax), Series 1994,
                 5.750%, 12/01/09


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.8%

          955   Oklahoma Housing Finance Agency, Single Family Mortgage              3/10 at 101.00         Aaa              997,803
                 Revenue Bonds (Homeownership  Loan Program), 2000 Series C-2,
                 6.200%, 9/01/28 (Alternative Minimum Tax)

                Oklahoma County Finance Authority, Multifamily Housing First
                Mortgage Revenue Bonds (Multiple Apartments Project), Series
                1998A:
        3,495    7.000%, 4/01/18#                                                    4/06 at 102.00         N/R              873,750
        7,000    7.125%, 4/01/28#                                                    4/06 at 102.00         N/R            1,750,000

        9,930   Tulsa County Industrial Authority, Oklahoma, First Mortgage          3/11 at 101.00         N/R            9,027,164
                 Multifamily Housing Revenue Bonds (Stoneridge Apartments
                 Project), Series 1999, 6.125%, 3/01/39 (Alternative Minimum Tax)

        3,340   Tulsa Industrial Authority, Oklahoma, Hospital Revenue and             No Opt. Call         AAA            3,871,895
                 Refunding Bonds (Hillcrest Medical Center Project),
                 Series 1996, 6.500%, 6/01/09



34

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA - 0.9%

$       5,000   Pennsylvania Economic Development Finance Authority,                 1/04 at 102.00        BBB-         $  5,088,300
                 Resource Recovery Revenue Bonds (Northampton Generating
                 Project), Senior Series 1994A, 6.400%, 1/01/09 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 2.6%

       12,390   Commonwealth of Puerto Rico, General Obligation Public                 No Opt. Call         AAA           14,890,550
                 Improvement Refunding Bonds, Series 1997, 6.500%, 7/01/13


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.7%

                Piedmont Municipal Power Agency, South Carolina, Electric Revenue
                Refunding Bonds, Series 1991:
        5,000    6.250%, 1/01/21                                                       No Opt. Call         AAA            5,670,400
        5,750    4.000%, 1/01/23                                                     7/02 at 100.00         AAA            4,701,603

        5,085   Piedmont Municipal Power Agency, South Carolina, Electric Revenue      No Opt. Call         AAA            5,496,122
                 Bonds, Refunding Series 1998A, 5.500%, 1/01/13


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.6%

        1,500   The Metropolitan Government of Nashville and Davidson County,        5/08 at 102.00          AA            1,504,365
                 Tennessee, Electric System Revenue Bonds, 1998 Series A,
                 5.200%, 5/15/23

        2,080   Tennessee Housing Development Agency, Mortgage Finance               7/04 at 102.00          AA            2,156,440
                 Program Bonds, 1994 Series A, 6.900%, 7/01/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 17.1%

        4,500   Alliance Airport Authority, Inc., Texas, Special Facilities          6/02 at 101.00          BB            4,194,180
                 Revenue Bonds (American Airlines Project), Series 1990,
                 7.500%, 12/01/29 (Alternative Minimum Tax)

        6,060   Alliance Airport Authority, Inc., Texas, Special Facilities            No Opt. Call          BB            5,709,126
                 Revenue Bonds (American Airlines Project), Series 1991,
                 7.000%, 12/01/11 (Alternative Minimum Tax)

        3,345   Columbia-Brazoria Independent School District, Brazoria County,      2/09 at 100.00         AAA            3,055,758
                 Texas, Unlimited Tax School Building Bonds, Series 1999,
                 4.750%, 2/01/25

        8,000   Cities of Dallas and Fort Worth, Texas, Joint Revenue Refunding     11/11 at 100.00         AAA            8,383,120
                 and Improvement Bonds (Dallas-Ft. Worth International Airport),
                 Series 2001A, 5.875%, 11/01/19 (Alternative Minimum Tax)

        6,000   Garland Housing Finance Corporation, Texas, Multifamily Housing     12/11 at 101.00         N/R            5,938,980
                 Mortgage Revenue Bonds  (Edgewood Drive Apartments),
                 Series 2000, 7.500%, 6/01/40 (Alternative Minimum Tax)

       16,960   Harris County Housing Finance Corporation, Texas, Multifamily       12/10 at 105.00         N/R           17,054,298
                 Housing Bonds (Coolwood Oaks and Haverstock Hill Apartments),
                 Series A, 8.250%, 12/01/31

       28,305   City of Houston, Texas, Hotel Occupancy Tax and Special                No Opt. Call         AAA            6,234,459
                 Revenue Bonds (Convention Project), Series 2001B,
                 0.000%, 9/01/28

        7,500   City of Houston, Texas, Water and Sewer System Junior Lien             No Opt. Call         AAA            8,182,800
                  Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32

        5,000   City of Houston, Texas, Water and Sewer System Junior Lien          12/07 at 102.00         AAA            4,770,050
                 Revenue Refunding Bonds, Series 1997D, 5.000%, 12/01/25

          622   The Midland Housing Finance Corporation, Texas, Single Family       11/05 at 103.00         Aaa              673,062
                 Mortgage Revenue Refunding Bonds, Series 1992A,
                 8.450%, 12/01/11

                Montgomery Independent School District, Montgomery County,
                Texas, Unlimited Tax School Building and Refunding Bonds, Series
                2001:
        2,300    5.500%, 2/15/21                                                     2/11 at 100.00         AAA            2,363,526
        2,400    5.500%, 2/15/23                                                     2/11 at 100.00         AAA            2,456,040

                Mount Pleasant Independent School District, Titus County, Texas,
                General Obligation Bonds, Refunding Series 2001:
        3,025    5.000%, 2/15/26                                                     8/11 at 100.00         Aaa            2,900,884
        3,000    5.125%, 2/15/31                                                     8/11 at 100.00         Aaa            2,886,270

        2,215   North Texas Higher Education Authority, Inc., Student Loan           4/03 at 102.00          A2            2,290,819
                 Revenue Bonds, Series 1993D, 6.300%, 4/01/09
                 (Alternative Minimum Tax)

        3,410   Retama Development Corporation, Texas, Special Facilities              No Opt. Call         AAA            4,707,948
                 Revenue Bonds (Retama Park Racetrack Project), Series 1993,
                 8.750%, 12/15/12

        4,700   Spring Branch Independent School District, Harris County, Texas,     2/11 at 100.00         AAA            4,586,119
                 Limited Tax Schoolhouse and Refunding Bonds, Series 2001,
                 5.125%, 2/01/26



35

                            Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                                   Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

$       4,452   General Services Commission (an agency of the state of Texas),       9/03 at 100.50           A         $  4,520,993
                 as Lessee, Participation Interests,7.500%, 9/01/22

        8,500   Travis County Health Facilities Development Corporation,            11/03 at 102.00         Aaa            9,121,520
                 Texas, Hospital Revenue Bonds (Daughters of Charity National
                 Health System - Daughters of Charity Health Services of Austin),
                 Series 1993B, 6.000%, 11/15/22


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 6.2%

        4,845   City of Bountiful, Davis County, Utah, Hospital Revenue             12/08 at 101.00         N/R            4,132,301
                 Refunding Bonds (South Davis Community Hospital Project),
                 Series 1998, 5.750%, 12/15/18

       17,570   Intermountain Power Agency, Utah, Power Supply Revenue               7/07 at 102.00         AAA           18,533,012
                 Refunding Bonds, 1997 Series B, 5.750%, 7/01/19

                Intermountain Power Agency, Utah, Power Supply Revenue Bonds,
                Series 1996A:
        5,065    6.150%, 7/01/14                                                     7/06 at 102.00       A+***            5,677,561
        2,935    6.150%, 7/01/14                                                     7/06 at 102.00          A+            3,139,922

        1,100   Utah Housing Finance Agency, Single Family Mortgage Bonds,           7/10 at 100.00          AA            1,148,444
                 2000 Series G, 5.875%, 7/01/27 (Alternative Minimum Tax)

                Utah Housing Finance Agency, Single Family Mortgage Bonds,
                2001 Series C:
        2,500    5.500%, 1/01/18 (Alternative Minimum Tax)                           1/11 at 100.00         AA-            2,547,600
        1,000    5.650%, 1/01/21 (Alternative Minimum Tax)                           1/11 at 100.00         Aa2            1,023,920

------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.5%

        2,645   Suffolk Redevelopment and Housing Authority, Virginia,               7/02 at 104.00        Baa2            2,732,470
                 Multifamily Housing Revenue Refunding Bonds (Chase Heritage
                 at Dulles Project), Series 1994, 7.000%, 7/01/24 (Mandatory
                 put 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 16.9%

        1,050   City of Bellevue, King County, Washington, Water and Sewer           7/04 at 100.00         Aa2            1,115,856
                 Revenue Refunding Bonds, Series 1994, 5.875%, 7/01/09

        1,855   Public Utility District No. 1 of Chelan County, Washington,          7/09 at 101.00          AA            1,930,814
                 Chelan Hydro Consolidated System Revenue Bonds, Series 1999A,
                 6.200%, 7/01/34 (Alternative Minimum Tax)

        1,035   Covington Water District, King County, Washington, Water             3/05 at 100.00         AAA            1,124,517
                 Improvement and Refunding Revenue Bonds, Series 1995,
                 6.050%, 3/01/20 (Pre-refunded to 3/01/05)

        1,655   City of Everett, Washington, General Obligation - Limited Tax        9/07 at 100.00         Aaa            1,667,247
                 Bonds, Series 1997, 5.125%, 9/01/17

        1,000   Seattle Indian Services Commission, Washington, Special             11/04 at 100.00         AAA            1,060,770
                  Obligation Bonds, Series 1994, 6.000%, 11/01/16

        1,640   Housing Authority of Skagit County, Washington, Low-Income          11/04 at 104.00         AAA            1,742,926
                 Housing Assistance Revenue Bonds (Sea Mar Project) (GNMA
                 Collateralized Mortgage Loan), Series 1993, 7.000%, 6/20/35

        1,500   Mukilteo School District No. 6, Snohomish County, Washington,          No Opt. Call         AAA            1,679,055
                 Refunding Bonds (General Obligation - Unlimited Tax),
                 Series 1993, 5.700%, 12/01/12

        1,570   Spokane Downtown Foundation, Washington, Parking Revenue             8/08 at 102.00           D              914,525
                 Bonds (River Park Square Project), Series 1998,
                 5.600%, 8/01/19

        8,155   City of Tacoma, Washington, Electric System Revenue Bonds,           1/11 at 101.00         AAA            8,647,725
                 Refunding Series 2001A, 5.750%, 1/01/20

        4,705   City of Tacoma, Washington, Sewer Revenue Refunding Bonds,             No Opt. Call         AAA            5,817,544
                 1994 Series B, 8.000%, 12/01/08

                State of Washington, General Obligation Bonds, Series 1994B:
           45    6.000%, 5/01/19 (Pre-refunded to 5/01/04)                           5/04 at 100.00      AA+***               48,090
        1,955    6.000%, 5/01/19                                                     5/04 at 100.00         AA+            2,000,219

        1,250   Washington Health Care Facilities Authority, Revenue Bonds           7/02 at 102.00         AAA            1,285,600
                 (Franciscan Health System - St. Clare Hospital, Tacoma),
                 Refunding Series 1992, 6.625%, 7/01/20 (Pre-refunded to 7/01/02)

        2,000   Washington Health Care Facilities Authority, Revenue Bonds          10/02 at 102.00         AAA            2,077,160
                 (The Children's Hospital and Medical Center, Seattle),
                 Series 1992, 6.125%, 10/01/13 (Pre-refunded to 10/01/02)

        1,400   Washington Health Care Facilities Authority, Revenue Bonds          11/02 at 102.00         AAA            1,462,356
                 (Swedish Hospital Medical Center, Seattle), Series 1992,
                 6.300%, 11/15/22 (Pre-refunded to 11/15/02)

        2,000   Washington State Health Care Facilities Authority, Revenue           8/08 at 102.00          AA            1,887,520
                 Bonds (Highline Community Hospital), Series 1998,
                 5.000%, 8/15/21



36

   PRINCIPAL                                                                          OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON (continued)

$       1,000   Washington Health Care Facilities Authority, Revenue Bonds           8/13 at 102.00         AAA         $    950,420
                  (Harrison Memorial Hospital), Series 1998, 5.000%, 8/15/28

        4,500   Washington Public Power Supply System, Nuclear Project No. 1         7/03 at 102.00      Aa1***            4,778,325
                 Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/13
                 (Pre-refunded to 7/01/03)

       23,000   Washington Public Power Supply System, Nuclear Project No. 1         7/03 at 102.00         Aa1           23,339,020
                 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1992A:
        5,710    6.250%, 7/01/12 (Pre-refunded to 7/01/02)                           7/02 at 102.00         Aaa            5,868,795
        1,540    6.250%, 7/01/12                                                     7/02 at 102.00         Aa1            1,581,072

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1990A:
        6,080    7.250%, 7/01/06                                                       No Opt. Call      Aa1***            7,045,200
          395    7.250%, 7/01/06                                                       No Opt. Call         Aa1              451,232

       11,000   Washington Public Power Supply System, Nuclear Project No. 3           No Opt. Call         Aa1           12,929,840
                 Refunding Revenue Bonds, Series 1993B, 7.000%, 7/01/09

        4,700   Washington Public Power Supply System, Nuclear Project No. 3         7/08 at 102.00         Aa1            4,679,226
                 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18

        1,400   Washington State University, Washington, Housing and Dining         10/04 at 101.00         AAA            1,541,316
                 System Revenue and Refunding Bonds, Series 1994,
                 6.375%, 10/01/18 (Pre-refunded to 10/01/04)

        1,000   Yakima-Tieton Irrigation District, Yakima County, Washington,        6/03 at 102.00         AAA            1,053,520
                 Refunding Revenue Bonds, Series 1992, 6.125%, 6/01/13


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.5%

        7,000   Wisconsin Housing and Economic Development Authority,                7/10 at 100.00          AA            7,254,170
                 Home Ownership Revenue Bonds,  2000 Series E,
                 6.100%, 3/01/27 (Alternative Minimum Tax)

        7,500   Wisconsin Health and Educational Facilities Authority, Revenue       2/12 at 101.00         AAA            7,357,574
                 Bonds (Ministry Health Care, Inc.), Series 2002A, 5.250%, 2/15/32
------------------------------------------------------------------------------------------------------------------------------------
$     936,385   Total Investments (cost $891,206,285) - 153.8%                                                           897,440,153
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.4%

        4,000   The Commonwealth of Massachusetts, General Obligation Bonds                              VMIG-1            4,000,000
                 (Central Artery Ted Williams Infrastructure Loan Act of 2000),
                 Variable Rate Demand Bonds, Series A, 1.700%, 04/01/35

        3,900   Washington Economic Development Authority, Variable Rate                                 VMIG-1            3,900,000
                 Demand Economic Development Bonds (Pioneer Human
                 Services Project), Series 1998H, 1.750%, 09/01/18+
------------------------------------------------------------------------------------------------------------------------------------
$       7,900   Total Short-Term Investments (cost $7,900,000)                                                             7,900,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                      16,093,606
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (58.0)%                                                       (338,400,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $583,033,759
                ====================================================================================================================

                       * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.

                      ** Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                       # Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                      ## Subsequent to April 30, 2002, this security was non-income producing. In the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                     N/R    Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                            Statement of
                                 ASSETS AND LIABILITIES April 30, 2002 (Unaudited)
                                                                                  PREMIUM INCOME PREMIUM INCOME 2  PREMIUM INCOME 4
                                                                                            (NPI)            (NPM)             (NPT)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                              $1,444,559,042     $929,004,247      $897,440,153
Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value                                         --               --         7,900,000
Cash                                                                                     188,387               --                --
Receivables:
   Interest                                                                           27,605,597       15,833,668        17,411,363
   Investments sold                                                                    4,157,318       25,772,457         2,565,000
Other assets                                                                              32,563            7,861            40,923
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                 1,476,542,907      970,618,233       925,357,439
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                --          851,755           141,377
Accrued expenses:
   Management fees                                                                       741,292          493,471           470,599
   Other                                                                                 393,605          291,116           180,293
Preferred share dividends payable                                                         96,310           61,976            61,606
Common share dividends payable                                                         4,815,799        3,308,039         3,069,805
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                6,047,006        5,006,357         3,923,680
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                              $525,000,000     $347,000,000      $338,400,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $945,495,901     $618,611,876      $583,033,759
====================================================================================================================================
Common shares outstanding                                                             63,785,430       41,093,661        43,236,703
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                            $      14.82     $      15.05      $       13.48
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                             $    637,854     $    410,937      $    432,367
Paid in surplus                                                                      901,245,745      570,703,471       596,490,763
Balance of undistributed net investment income                                         9,063,801        6,131,306         4,904,448
Accumulated net realized gain (loss) from investment transactions                    (12,126,315)       1,483,422       (25,027,687)
Net unrealized appreciation of investments                                            46,674,816       39,882,740         6,233,868
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Shares                                              $945,495,901     $618,611,876      $583,033,759
====================================================================================================================================
Authorized shares:
   Common                                                                            200,000,000      200,000,000       200,000,000
   Preferred                                                                           1,000,000        1,000,000         1,000,000
====================================================================================================================================


                                 See accompanying notes to financial statements.



                            Statement of
                                OPERATIONS Six Months Ended April 30, 2002 (Unaudited)
                                                                                  PREMIUM INCOME PREMIUM INCOME 2  PREMIUM INCOME 4
                                                                                            (NPI)            (NPM)             (NPT)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $ 41,275,945      $ 28,150,073    $ 26,141,035
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                         4,500,170         3,002,479       2,876,864
Preferred shares - auction fees                                                           650,856           430,185         419,524
Preferred shares - dividend disbursing agent fees                                          29,753            29,753          39,672
Shareholders' servicing agent fees and expenses                                            86,578            29,657          44,689
Custodian's fees and expenses                                                             175,896           142,989         145,088
Directors' fees and expenses                                                                6,147             4,167           4,556
Professional fees                                                                          50,150            17,823          77,234
Shareholders' reports - printing and mailing expenses                                      89,585            41,327          43,784
Stock exchange listing fees                                                                27,067            18,348          17,609
Investor relations expense                                                                106,366            69,113          70,922
Other expenses                                                                             39,214            27,281          28,201
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                              5,761,782         3,813,122       3,768,143
   Custodian fee credit                                                                   (21,770)          (42,296)        (44,885)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                            5,740,012         3,770,826       3,723,258
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  35,535,933        24,379,247      22,417,777
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                                     220,851         1,857,494     (12,616,999)
Change in net unrealized appreciation (depreciation) of investments                   (32,665,322)      (21,936,301)    (21,009,151)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                      (32,444,471)      (20,078,807)    (33,626,150)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From undistributed net investment income                                               (3,686,133)       (2,156,789)     (2,371,569)
From accumulated net realized gains from investment transactions                               --          (556,725)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions
   to Preferred shareholders                                                           (3,686,133)       (2,713,514)     (2,371,569)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                                     $   (594,671)     $  1,586,926    $(13,579,942)
====================================================================================================================================

                                 See accompanying notes to financial statements.



                            Statement of
                                  CHANGES IN NET ASSETS (Unaudited)
                                     PREMIUM INCOME (NPI)               PREMIUM INCOME 2 (NPM)            PREMIUM INCOME 4 (NPT)
                              ---------------------------------  ---------------------------------- --------------------------------
                              SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED     YEAR ENDED
                                       4/30/02         10/31/01           4/30/02          10/31/01          4/30/02       10/31/01
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 35,535,933     $ 71,292,185      $ 24,379,247      $ 49,652,261     $ 22,417,777   $ 46,679,576
Net realized gain (loss)
   from investment
   transactions                        220,851        4,799,904         1,857,494         3,225,861      (12,616,999)     2,478,890
Change in net unrealized
    appreciation
   (depreciation) of investments   (32,665,322)      58,098,521       (21,936,301)       27,191,816      (21,009,151)    26,239,764
Distributions to Preferred Shareholders:
   From undistributed net
   investment income                (3,686,133)     (16,366,471)       (2,156,789)      (10,989,373)      (2,371,569)   (10,725,951)
   From accumulated net realized
   gains investment transactions            --               --          (556,725)               --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                    (594,671)     117,824,139         1,586,926        69,080,565      (13,579,942)    64,672,279
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From undistributed net
   investment income               (28,181,665)     (51,191,446)      (19,466,767)      (36,688,826)     (18,375,373)   (35,070,055)
From accumulated net realized gains
   from investment transactions             --               --        (1,872,949)               --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (28,181,665)     (51,191,446)      (21,339,716)      (36,688,826)     (18,375,373)   (35,070,055)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares     (28,776,336)      66,632,693       (19,752,790)       32,391,739      (31,955,315)    29,602,224
Net assets applicable to Common
   shares at the beginning
   of period                       974,272,237      907,639,544       638,364,666       605,972,927      614,989,074    585,386,850
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period    $945,495,901     $974,272,237      $618,611,876      $638,364,666     $583,033,759   $614,989,074
====================================================================================================================================
Balance of undistributed
   net investment
   income at the end of period    $  9,063,801     $  4,183,239      $  6,131,306      $  2,439,961     $  4,904,448   $  1,661,078
====================================================================================================================================

                                 See accompanying notes to financial statements.


                            Notes to
                                   FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc.
(NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT).

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2002, the Funds had no such outstanding purchase commitments.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds.

                            Notes to
                                  FINANCIAL STATEMENTS (Unaudited) (continued)



Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                      3,800        2,000        2,200
   Series M2                                     2,000           --           --
   Series T                                      3,800        3,000        2,000
   Series T2                                        --           --        1,328
   Series W                                      3,800        2,000        1,680
   Series W2                                        --           --          520
   Series Th                                     3,800        3,000        2,680
   Series F                                      3,800        2,000        1,800
   Series F2                                        --        1,880        1,328
--------------------------------------------------------------------------------
Total                                           21,000       13,880       13,536
================================================================================

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2002.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective November 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discounts on debt securities. Prior to November 1, 2001, the Funds did not accrete taxable market discounts on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets applicable to Common shares or the Common share net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in net unrealized appreciation based on securities held by the Funds on April 30, 2002, as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
                                            $1,212,658     $935,885   $1,572,766
================================================================================


The effect of this change for the six months ended April 30, 2002, was to increase investment income with a corresponding decrease in net unrealized appreciation as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
                                               $87,751      $80,059     $122,632
================================================================================


The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

Classification and Measurement of Redeemable Securities
Effective November 1, 2001, the Funds have adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that Preferred shares, at liquidation value, be presented separately in the Statement of Assets and Liabilities. Accordingly, certain reclassifications have been made to the financial statements and financial highlights for all prior periods presented. The adoption of EITF D-98 had no impact on the Funds' Common share net asset values.

2. FUND SHARES
There were no share transactions during the six months ended April 30, 2002, nor during the fiscal year ended October 31, 2001, in any of the Funds.

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 3, 2002, to shareholders of record on May 15, 2002, as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Dividend per share                              $.0755       $.0805       $.0710
================================================================================

                            Notes to
                                FINANCIAL STATEMENTS (Unaudited) (continued)

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the six months ended April 30, 2002, were as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities          $34,088,886  $76,875,100  $40,142,530
   Short-term securities                    11,000,000   33,750,000   37,100,000
Sales and maturities:
   Long-term municipal securities           39,159,519  112,678,850   49,836,911
   Short-term securities                    17,175,000   33,750,000   29,200,000
================================================================================

At April 30, 2002, the cost of investments owned for federal income tax purposes were as follows:

                                             PREMIUM       PREMIUM       PREMIUM
                                              INCOME      INCOME 2      INCOME 4
                                               (NPI)         (NPM)         (NPT)
--------------------------------------------------------------------------------
                                      $1,396,633,978  $888,476,838  $897,478,871
================================================================================

At October 31, 2001, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                            PREMIUM      PREMIUM
                                                             INCOME     INCOME 4
                                                              (NPI)        (NPT)
--------------------------------------------------------------------------------
Expiration year:
   2002                                                        $ --   $4,290,147
   2003                                                          --    5,281,759
   2004                                                          --           --
   2005                                                          --           --
   2006                                                          --           --
   2007                                                          --           --
   2008                                                  12,335,442    2,835,520
--------------------------------------------------------------------------------
Total                                                   $12,335,442  $12,407,426
================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at April 30, 2002, were as follows:

                                              PREMIUM      PREMIUM      PREMIUM
                                               INCOME     INCOME 2     INCOME 4
                                                (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Gross unrealized:
   appreciation                          $ 62,125,523  $46,555,679 $ 41,613,298
   depreciation                           (14,200,459)  (6,028,270) (33,752,016)
--------------------------------------------------------------------------------
Net unrealized appreciation              $ 47,925,064  $40,527,409   $7,861,282
================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For the next $3 billion                                              .5875 of 1
For net assets over $5 billion                                       .5750 of 1
================================================================================


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. INVESTMENT COMPOSITION
At April 30, 2002, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                               INCOME     INCOME 2      INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Consumer Staples                                   5%            3%          1%
Education and Civic Organizations                  6             4           4
Healthcare                                         8             4          11
Housing/Multifamily                                4             6          14
Housing/Single Family                             12            10           6
Long-Term Care                                     2            --           1
Tax Obligation/General                            13            24          13
Tax Obligation/Limited                            16            10           8
Transportation                                     8             4           6
U.S. Guaranteed                                   11            28          16
Utilities                                         13             6          14
Water and Sewer                                    2             1           6
--------------------------------------------------------------------------------
                                                 100%          100%        100%
================================================================================

Certain investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (56% for Premium Income (NPI), 54% for Premium Income 2 (NPM) and 47% for Premium Income 4
(NPT)). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                            Financial
                                   HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                     Investment Operations                                 Less Distributions
                           ----------------------------------------------------------------------    -------------------------------
                                        Distributions      Distributions
                                        from Net           from               Net
              Beginning                 Net                Investment         Capital                Investment  Capital
              Common                    Realized/          Income to          Gains to               Income to   Gains to
              Share        Net          Unrealized         Preferred          Preferred              Common      Common
              Net Asset    Investment   Investment         Share-             Share-                 Share-      Share-
              Value        Income       Gain (Loss)        holders+           holders+      Total    holders     holders     Total
====================================================================================================================================
PREMIUM INCOME (NPI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)       $15.27       $ .56        $ (.51)            $(.06)             $ --          $ (.01)  $(.44)      $ --        $ (.44)
2001           14.23        1.12           .98              (.26)               --            1.84    (.80)        --          (.80)
2000           13.46        1.11           .78              (.33)               --            1.56    (.79)        --          (.79)
1999           15.66        1.09         (2.10)             (.24)              (.02)         (1.27)   (.85)       (.07)        (.92)
1998           15.28        1.15           .43              (.25)              (.01)          1.32    (.88)       (.06)        (.94)
1997           14.96        1.14           .37              (.20)               --            1.31    (.94)       (.03)        (.97)

PREMIUM INCOME 2 (NPM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)        15.53         .59         (.49)              (.05)              (.01)          .04     (.47)       (.05)        (.52)
2001           14.75        1.21          .73               (.27)               --           1.67     (.89)        --          (.89)
2000           14.61        1.22          .20               (.34)               --           1.08     (.92)       (.02)        (.94)
1999           16.15        1.18        (1.48)              (.24)              (.01)         (.55)    (.94)       (.04)        (.98)
1998           15.80        1.17          .46               (.24)              (.02)         1.37     (.93)       (.09)       (1.02)
1997           15.16        1.18          .65               (.26)               --           1.57     (.93)        --          (.93)

PREMIUM INCOME 4 (NPT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)        14.22         .52         (.78)              (.05)               --           (.31)    (.43)        --          (.43)
2001           13.54        1.08          .66               (.25)               --           1.49     (.81)        --          (.81)
2000           13.50        1.11          .07               (.32)               --            .86     (.82)        --          (.82)
1999           15.05        1.09        (1.56)              (.24)               --           (.71)    (.83)        --          (.83)
1998           14.64        1.07          .42               (.26)               --           1.23     (.82)        --          (.82)
1997           14.07        1.08          .58               (.27)               --           1.39     (.82)        --          (.82)
====================================================================================================================================


                                                                         Total Returns
                                                                    ---------------------
                         Offering                                               Based
                         Costs and         Ending                               on
                         Preferred         Common                   Based       Common
                         Share             Share        Ending      on          Share Net
                         Underwriting      Net Asset    Market      Market      Asset
                         Discounts         Value        Value       Value**     Value**
=========================================================================================
PREMIUM INCOME (NPI)
-----------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                  $ --              $14.82      $14.0400      1.66%       (.02)%
2001                       --               15.27       14.2500     26.60       13.22
2000                       --               14.23       11.9375      4.10       12.03
1999                     (.01)              13.46       12.2500    (14.03)      (8.59)
1998                       --               15.66       15.1875     10.60        8.86
1997                     (.02)              15.28       14.6250      7.81        8.89

PREMIUM INCOME 2 (NPM)
-----------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                    --               15.05       14.4200      2.33         .28
2001                       --               15.53       14.6100     17.31       11.63
2000                       --               14.75       13.2500     (2.03)       7.71
1999                     (.01)              14.61       14.5000     (8.59)      (3.66)
1998                       --               16.15       16.8750     15.98        8.93
1997                       --               15.80       15.5000     16.76       10.72

PREMIUM INCOME 4 (NPT)
-----------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                    --               13.48       13.0000     (2.40)      (2.20)
2001                       --               14.22       13.7500     18.68       11.28
2000                       --               13.54       12.3125      3.28        6.58
1999                      (.01)             13.50       12.7500     (8.77)      (5.03)
1998                       --               15.05       14.8125     14.54        8.58
1997                       --               14.64       13.6875     14.70       10.20
=========================================================================================


                                                         Ratios/Supplemental Data
                        ---------------------------------------------------------------------------------------------
                                                 Before Credit                    After Credit***
                                       --------------------------------     ---------------------------
                                                           Ratio of Net                    Ratio of Net
                                       Ratio of            Investment       Ratio of       Investment
                        Ending         Expenses            Income to        Expenses       Income to
                        Net            to Average          Average          to Average     Average
                        Assets         Net Assets          Net Assets       Net Assets     Net Assets
                        Applicable     Applicable          Applicable       Applicable     Applicable       Portfolio
                        to Common      to Common           to Common        to Common      to Common        Turnover
                        Shares (000)   Shares++            Shares++         Shares++       Shares++         Rate
=====================================================================================================================
PREMIUM INCOME (NPI)
---------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                 $945,496       1.23%*              7.55%*           1.22%*         7.56%*            2%
2001                     974,272       1.22                7.49             1.21           7.50             20
2000                     907,640       1.28                8.09             1.27           8.10             18
1999                     858,491       1.18                7.28             1.17           7.29             15
1998                     998,755       1.14                7.41             1.14           7.41             19
1997                     974,660       1.05                7.58             1.05           7.58             10

PREMIUM INCOME 2 (NPM)
---------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                  618,612       1.23*               7.87*            1.22*          7.88*             8
2001                     638,365       1.23                7.93             1.21           7.95             12
2000                     605,973       1.23                8.38             1.22           8.39              7
1999                     600,481       1.15                7.60             1.15           7.60              5
1998                     659,840       1.13                7.35             1.13           7.35              7
1997                     643,587       1.14                7.73             1.14           7.73             19

PREMIUM INCOME 4 (NPT)
---------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                  583,034       1.29*               7.64*            1.27*          7.65*             4
2001                     614,989       1.34                7.73             1.33           7.74             10
2000                     585,387       1.27                8.22             1.26           8.23             14
1999                     583,541       1.20                7.51             1.20           7.51             14
1998                     614,604       1.19                7.23             1.19           7.23             21
1997                     597,364       1.21                7.62             1.21           7.62             26
=====================================================================================================================


                             Municipal Auction Rate Cumulative
                             Preferred Stock at End of Period
                        -------------------------------------------
                        Aggregate        Liquidation
                        Amount           and Market       Asset
                        Outstanding      Value            Coverage
                        (000)            Per Share        Per Share
===================================================================
PREMIUM INCOME (NPI)
Year Ended 10/31:
2002(a)                 $525,000         $25,000          $70,024
2001                     525,000          25,000           71,394
2000                     525,000          25,000           68,221
1999                     525,000          25,000           65,881
1998                     475,000          25,000           77,566
1997                     475,000          25,000           76,298

PREMIUM INCOME 2 (NPM)
------------------------------------------------------------------
Year Ended 10/31:
2002(a)                  347,000          25,000           69,569
2001                     347,000          25,000           70,992
2000                     347,000          25,000           68,658
1999                     347,000          25,000           68,262
1998                     300,000          25,000           79,987
1997                     300,000          25,000           78,632

PREMIUM INCOME 4 (NPT)
------------------------------------------------------------------
Year Ended 10/31:
2002(a)                  338,400          25,000           68,073
2001                     338,400          25,000           70,434
2000                     338,400          25,000           68,247
1999                     338,400          25,000           68,110
1998                     308,400          25,000           74,822
1997                     308,400          25,000           73,424
===================================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.

***  After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended April 30, 2002.

                                 See accompanying notes to financial statements.



46-47 spread

                            Build Your Wealth
                                   AUTOMATICALLY

SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                            Fund
                              INFORMATION


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606
CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
P.O. Box 660086
Dallas, TX 75266-0086
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended April 30, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

                            Serving Investors
                                      FOR GENERATIONS


PHOTO OF: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



Logo: NUVEEN Investments



Nuveen Investments  o  333 West Wacker Drive
Chicago, IL 60606  o  www.nuveen.com                                  FSA-5-4-02